Exhibit 99.2

Financial Highlights

UDR, Inc.
As of End of Second Quarter 2015 (1)
(Unaudited)

		Actual Results	Actual Results	Guidance as of June 30, 2015
Dollars in thousands, except per share		2Q 2015	YTD 2015	3Q 2015	Full-Year 2015
Per Share Metrics
FFO per common share and unit, diluted		$0.41	$0.84	$0.39 to $0.41	$1.64 to $1.68
FFO as Adjusted per common share and unit, diluted		$0.42	$0.82	$0.39 to $0.41	$1.63 to $1.67
Adjusted Funds from Operations ("AFFO") per common share and unit, diluted		$0.38	$0.76	$0.34 to $0.36	$1.46 to $1.50
Dividend declared per share and unit		$0.2775	$0.5550	$0.2775	$1.11 (2)

Same-Store Operating Metrics
Revenue growth		5.4%	5.2%	--	5.00% to 5.50%
Expense growth		1.8%	2.1%	--	2.50% to 3.00%
NOI growth		6.8%	6.6%	--	5.75% to 6.75%
Physical Occupancy		96.9%	96.8%	--	96.5%

Property Metrics			Homes	Communities	% of Total NOI
Same-Store			35,250	125	74.8%
Stabilized, Non-Mature			2,952	7	10.1%
Redevelopment			328	1	1.5%
Development, completed			874	3	0.7%
Non-Residential / Other			N/A	N/A	2.3%
Joint Venture (includes completed JV developments) (3)			6,696	28	10.6%
Sub-total, completed homes			46,100	164	100%
Under Development			516	1	-
Joint Venture Development			1,173	4	-
Preferred Equity Investments			1,533	5	-
Total expected homes (3)(4)			49,322	174	100%

Balance Sheet Metrics (adjusted for non-recurring items)			Market Capitalization
	2Q 2015	2Q 2014		2Q 2015	% of Total
Interest Coverage Ratio	4.32x	3.65x	Total debt	$3,564,403	29.0%
Fixed Charge Coverage Ratio	4.21x	3.56x	Common stock equivalents (5)	8,708,705	71.0%
Leverage Ratio	37.5%	40.5%	Total market capitalization	$12,273,108	100.0%
Net Debt-to-EBITDA	6.2x	6.9x

(1) See Attachment 16 for definitions and other terms.
(2) Annualized for 2015.
(3) Joint venture NOI is based on UDR's pro rata share. Homes and communities at 100%.
(4) Excludes 218 homes at Steele Creek where we have a participating loan investment as described in Attachment 9(B).
(5) Based on a common share price of $32.03 at June 30, 2015.

Attachment 1

UDR, Inc.
Consolidated Statements of Operations (1)
(Unaudited)
	Three Months Ended		Six Months Ended
	June 30,		June 30,
In thousands, except per share amounts	2015	2014	2015	2014
REVENUES:
Rental income	$212,764	$200,959	$419,811	$395,311
Joint venture management and other fees (2)	3,098	2,747	15,804	6,434
Total revenues	215,862	203,706	435,615	401,745
OPERATING EXPENSES:
Property operating and maintenance	37,194	36,840	74,444	73,560
Real estate taxes and insurance	25,138	23,716	51,360	49,147
Property management	5,851	5,527	11,545	10,872
Other operating expenses	1,769	2,162	3,535	4,088
Real estate depreciation and amortization	90,344	88,876	179,121	177,409
Acquisition costs	84	—	283	102
General and administrative	13,637	12,530	25,590	24,422
Casualty-related (recoveries)/charges, net	843	—	1,839	500
Other depreciation and amortization	1,700	1,193	3,323	2,273
Total operating expenses	176,560	170,844	351,040	342,373
Operating income	39,302	32,862	84,575	59,372
Income/(loss) from unconsolidated entities (2) (3)	(573)	(428)	58,586	(3,993)
Interest expense	(29,673)	(31,499)	(58,473)	(64,383)
Other debt (charges)/benefits, net	—	(192)	—	(192)
Total interest expense	(29,673)	(31,691)	(58,473)	(64,575)
Interest income and other income/(expense), net	382	1,426	742	2,841
Income/(loss) before income taxes, discontinued operations and gain/(loss) on sale of real estate	9,438	2,169	85,430	(6,355)
Tax benefit/(provision), net	1,404	2,190	1,829	5,519
Income/(loss) from continuing operations	10,842	4,359	87,259	(836)
Income/(loss) from discontinued operations, net of tax	—	18	—	(69)
Income/(loss) before gain/(loss) on sale of real estate owned	10,842	4,377	87,259	(905)
Gain/(loss) on sale of real estate owned, net of tax	79,042	26,709	79,042	51,003
Net income/(loss)	89,884	31,086	166,301	50,098
Net (income)/loss attributable to redeemable noncontrolling interests in the OP	(3,029)	(1,077)	(5,617)	(1,724)
Net (income)/loss attributable to noncontrolling interests	—	(2)	(7)	(6)
Net income/(loss) attributable to UDR, Inc.	86,855	30,007	160,677	48,368
Distributions to preferred stockholders - Series E (Convertible)	(931)	(931)	(1,862)	(1,862)
Net income/(loss) attributable to common stockholders	$85,924	$29,076	$158,815	$46,506

Income/(loss) per weighted average common share - basic:
Income/(loss) from continuing operations attributable to common stockholders	$0.33	$0.12	$0.62	$0.19
Income/(loss) from discontinued operations attributable to common stockholders	$0.00	$0.00	$0.00	$0.00
Net income/(loss) attributable to common stockholders	$0.33	$0.12	$0.62	$0.19
Income/(loss) per weighted average common share - diluted:
Income/(loss) from continuing operations attributable to common stockholders	$0.33	$0.12	$0.61	$0.18
Income/(loss) from discontinued operations attributable to common stockholders	$0.00	$0.00	$0.00	$0.00
Net income/(loss) attributable to common stockholders	$0.33	$0.12	$0.61	$0.18
Common distributions declared per share	$0.2775	$0.2600	$0.5550	$0.5200
Weighted average number of common shares outstanding - basic	257,849	250,255	257,344	250,216
Weighted average number of common shares outstanding - diluted	262,806	252,191	259,267	252,091

(1) See Attachment 16 for definitions and other terms.
(2) In January 2015, the eight communities held by the Texas joint venture were sold, generating proceeds to UDR of $43.5 million. The Company recorded promote and disposition fee income of approximately $9.6 million and a gain of approximately $59.1 million in connection with the sale.

(3) Includes $1.5 million of acquisition-related costs related to UDR's share of the West Coast Development joint venture's transaction expenses.

Attachment 2

UDR, Inc.
Funds From Operations (1)
(Unaudited)
	Three Months Ended		Six Months Ended
	June 30,		June 30,
In thousands, except per share amounts	2015	2014	2015	2014
Net income/(loss) attributable to common stockholders	$85,924	$29,076	$158,815	$46,506
Real estate depreciation and amortization, including discontinued operations	90,344	88,876	179,121	177,409
Noncontrolling interests	3,029	1,079	5,624	1,730
Real estate depreciation and amortization on unconsolidated joint ventures	10,017	8,861	19,867	19,528
Net (gain)/loss on the sale of unconsolidated depreciable property (3)	—	—	(59,073)	—
Net (gain)/loss on the sale of depreciable property, excluding TRS	(79,042)	(26,709)	(79,042)	(49,883)
Funds from operations ("FFO") attributable to common stockholders and unitholders, basic	$110,272	$101,183	$225,312	$195,290
Distributions to preferred stockholders - Series E (Convertible)	931	931	1,862	1,862
FFO attributable to common stockholders and unitholders, diluted	$111,203	$102,114	$227,174	$197,152
FFO per common share and unit, basic	$0.41	$0.39	$0.85	$0.75
FFO per common share and unit, diluted	$0.41	$0.39	$0.84	$0.75
Weighted average number of common shares and OP Units outstanding - basic	266,974	259,571	266,489	259,533
Weighted average number of common shares, OP Units, and common stock
equivalents outstanding - diluted	271,931	264,543	271,448	264,444
Impact of adjustments to FFO:
Acquisition-related costs/(fees), including joint ventures (2)	$1,544	$—	$1,743	$102
Cost/(benefit) associated with debt extinguishment and other	—	192	—	192
Texas Joint Venture promote and disposition fee income (3)	—	—	(9,633)	—
Long-term incentive plan transition costs	1,008	—	1,862	—
(Gain)/loss on sale of land	—	—	—	(1,120)
Casualty-related (recoveries)/charges, net	843	—	1,839	500
	$3,395	$192	$(4,189)	$(326)
FFO as Adjusted attributable to common stockholders and unitholders, diluted	$114,598	$102,306	$222,985	$196,826
FFO as Adjusted per common share and unit, diluted	$0.42	$0.39	$0.82	$0.74
Recurring capital expenditures	(10,111)	(11,096)	(17,354)	(17,697)
AFFO attributable to common stockholders and unitholders	$104,487	$91,210	$205,631	$179,129
AFFO per common share and unit, diluted	$0.38	$0.34	$0.76	$0.68

(1) See Attachment 16 for definitions and other terms.
(2) 2Q15 acquisition-related costs include $1.5 million related to UDR's share of the West Coast Development joint venture's transaction expenses, which are recorded as income/(loss) from unconsolidated entities in Attachment 1.

(3) The Company recorded promote and disposition fee income of approximately $9.6 million and a gain of approximately $59.1 million in connection with the sale of eight communities held by the Texas Joint Venture in 1Q15.

Attachment 3

UDR, Inc.
Consolidated Balance Sheets
	June 30,	December 31,
In thousands, except share and per share amounts	2015	2014
ASSETS	(unaudited)	(audited)
Real estate owned:
Real estate held for investment	$8,332,634	$8,205,627
Less: accumulated depreciation	(2,557,949)	(2,434,772)
Real estate held for investment, net	5,774,685	5,770,855
Real estate under development
(net of accumulated depreciation of $0 and $0)	92,645	177,632
Total real estate owned, net of accumulated depreciation	5,867,330	5,948,487
Cash and cash equivalents	2,990	15,224
Restricted cash	22,912	22,340
Deferred financing costs, net	19,930	22,686
Notes receivable, net	15,494	14,369
Investment in and advances to unconsolidated joint ventures, net	914,815	718,226
Other assets	96,259	105,202
Total assets	$6,939,730	$6,846,534
LIABILITIES AND EQUITY
Liabilities:
Secured debt	$1,350,439	$1,361,529
Unsecured debt	2,213,964	2,221,576
Real estate taxes payable	18,263	15,978
Accrued interest payable	27,735	34,215
Security deposits and prepaid rent	33,366	34,064
Distributions payable	75,129	69,460
Accounts payable, accrued expenses, and other liabilities	72,054	91,282
Total liabilities	3,790,950	3,828,104
Redeemable noncontrolling interests in the OP	290,278	282,480
Equity:
Preferred stock, no par value; 50,000,000 shares authorized
2,803,812 shares of 8.00% Series E Cumulative Convertible issued
and outstanding (2,803,812 shares at December 31, 2014)	46,571	46,571
Common stock, $0.01 par value; 350,000,000 shares authorized
259,091,257 shares issued and outstanding (255,114,603 shares at December 31, 2014)	2,591	2,551
Additional paid-in capital	4,342,829	4,223,747
Distributions in excess of net income	(1,525,159)	(1,528,917)
Accumulated other comprehensive income/(loss), net	(9,190)	(8,855)
Total stockholders' equity	2,857,642	2,735,097
Noncontrolling interests	860	853
Total equity	2,858,502	2,735,950
Total liabilities and equity	$6,939,730	$6,846,534

Attachment 4(A)

UDR, Inc.
Selected Financial Information (1)
(Unaudited)
				June 30,	December 31,
Common Stock and Equivalents				2015	2014
Common shares (2)				257,908,470	254,114,631
Restricted shares				1,182,787	999,972
Total common stock				259,091,257	255,114,603
Stock options and restricted stock equivalents				702,628	1,052,147
Operating partnership units				7,311,018	7,413,802
Preferred OP units				1,751,671	1,751,671
Convertible preferred Series E stock (3)				3,035,548	3,035,548
Total common stock and equivalents				271,892,122	268,367,771

				2Q 2015 Weighted	2Q 2014 Weighted
Weighted Average Number of Shares Outstanding				Average	Average
Weighted average number of common shares and OP Units outstanding - basic				266,973,865	259,570,652
Weighted average number of OP Units outstanding				(9,124,983)	(9,315,709)
Weighted average number of common shares outstanding - basic per the Consolidated Statements of Operations				257,848,882	250,254,943

Weighted average number of common shares, OP units, and common stock equivalents outstanding - diluted				271,931,010	264,542,859
Weighted average number of OP Units outstanding				(9,124,983)	(9,315,709)
Weight average number of Series E preferred shares outstanding (4)				—	(3,035,548)
Weighted average number of common shares outstanding - diluted per the Consolidated Statements of Operations				262,806,027	252,191,602

				Year-to-Date	Year-to-Date
				Weighted Average	Weighted Average
Weighted average number of common shares and OP Units outstanding - basic				266,488,982	259,533,384
Weighted average number of OP Units outstanding				(9,144,945)	(9,317,307)
Weighted average number of common shares outstanding - basic per the Consolidated Statements of Operations				257,344,037	250,216,077

Weighted average number of common shares, OP units, and common stock equivalents outstanding - diluted				271,447,391	264,443,776
Weighted average number of OP Units outstanding				(9,144,945)	(9,317,307)
Weight average number of Series E preferred shares outstanding (4)				(3,035,548)	(3,035,548)
Weighted average number of common shares outstanding - diluted per the Consolidated Statements of Operations				259,266,898	252,090,921

		June 30,		December 31,
Market Capitalization, In thousands		2015	% of Total	2014	% of Total
Total debt		$3,564,403	29.0%	$3,583,105	30.2%
Common stock and equivalents ($32.03 at 6/30/15 and $30.82 at 12/31/14)		8,708,705	71.0%	8,271,095	69.8%
Total market capitalization		$12,273,108	100.0%	$11,854,200	100.0%

				Gross	% of
	Number of	2Q 2015 NOI (1)		Carrying Value	Total Gross
Asset Summary	Homes	($000s)	% of NOI	($000s)	Carrying Value
Unencumbered assets	26,811	$105,314	70.0%	$6,184,616	73.4%
Encumbered assets	12,593	45,118	30.0%	2,240,663	26.6%
	39,404	$150,432	100.0%	$8,425,279	100.0%

(1) See Attachment 16 for definitions and other terms.
(2) Includes the effect of the ATM issuance of 3.4 million and 3.4 million shares at an average price of $32.29 and $29.95 and a net price of $31.64 and $29.36 during the six and twelve months ended June 30, 2015 and December 31, 2014.

(3) At June 30, 2015 and December 31, 2014, a total of 2,803,812 shares of the Series E were outstanding, which is equivalent to 3,035,548 shares of common stock if converted (after adjusting for the special dividend paid in 2008).

(4) Series E preferred shares are dilutive for purposes of calculating earnings per share for the three months ended June 30, 2015. For the three and six months ended June 30, 2014 and the six months ended June 30, 2015, the Series E preferred shares are anti-dilutive.

Attachment 4(B)

UDR, Inc.
Selected Financial Information
(Unaudited)
							Weighted	Weighted
							Average	Average Years
Debt Structure, In thousands				Balance		% of Total	Interest Rate	to Maturity
Secured	Fixed			$975,024	(1)	27.4%	5.3%	2.5
	Floating			375,415	(2)	10.5%	1.5%	5.3
	Combined			1,350,439		37.9%	4.2%	3.3

Unsecured	Fixed			1,721,964	(3)	48.3%	3.8%	5.2
	Floating			492,000		13.8%	1.1%	2.5
	Combined			2,213,964		62.1%	3.2%	4.6

Total Debt	Fixed			2,696,988		75.7%	4.3%	4.2
	Floating			867,415		24.3%	1.3%	3.7
	Combined			$3,564,403		100.0%	3.6%	4.1

Debt Maturities, In thousands
			Unsecured	Revolving				Weighted Average
	Secured Debt		Debt	Credit Facility		Balance	% of Total	Interest Rate
2015	$187,448		$—	$—		$187,448	5.3%	5.9%
2016	143,110	(4)	95,868	—		238,978	6.7%	5.1%
2017	279,283		—	457,000	(5)	736,283	20.6%	2.2%
2018	207,969		648,749	—		856,718	24.0%	3.0%
2019	319,220		—	—		319,220	9.0%	4.4%
2020	90,000		299,958	—		389,958	10.9%	3.8%
2021	—		—	—		—	—	—
2022	—		397,657	—		397,657	11.2%	4.7%
2023	96,409		—	—		96,409	2.7%	2.1%
2024	—		314,706	—		314,706	8.8%	4.0%
Thereafter	27,000		26	—		27,026	0.8%	0.9%
	$1,350,439		$1,756,964	$457,000		$3,564,403	100.0%	3.6%

Debt Maturities With Extensions, In thousands
			Unsecured	Revolving				Weighted Average
	Secured Debt		Debt	Credit Facility		Balance	% of Total	Interest Rate
2015	$187,448		$—	$—		$187,448	5.3%	5.9%
2016	72,365		95,868	—		168,233	4.7%	4.8%
2017	350,028		—	—		350,028	9.7%	4.4%
2018	207,969		648,749	457,000	(5)	1,313,718	36.9%	2.4%
2019	319,220		—	—		319,220	9.0%	4.4%
2020	90,000		299,958	—		389,958	10.9%	3.8%
2021	—		—	—		—	—	—
2022	—		397,657	—		397,657	11.2%	4.7%
2023	96,409		—	—		96,409	2.7%	2.1%
2024	—		314,706	—		314,706	8.8%	4.0%
Thereafter	27,000		26	—		27,026	0.8%	0.9%
	$1,350,439		$1,756,964	$457,000		$3,564,403	100.0%	3.6%

(1) Includes $50 million of floating rate debt that has been fixed using interest rate swaps at a weighted average rate of 4.0%.
(2) Includes $286.3 million of debt with a weighted average interest cap of 8.1% on the underlying index.
(3) Includes $315.0 million of floating rate debt that has been fixed using interest rate swaps at a weighted average rate of 1.6%.
(4) Includes $70.7 million of financing with a one year extension at UDR's option.
(5) UDR's $900 million line of credit has a maturity date of December 2017, plus a six-month extension option and contains an accordion feature that allows UDR to increase the facility up to $1.45 billion assuming lender participation. The credit facility carries an interest rate equal to LIBOR plus a spread of 100 basis points and a facility fee of 15 basis points.

Attachment 4(C)

UDR, Inc.
Selected Financial Information (1)
(Unaudited)
			Quarter Ended
Coverage Ratios			June 30, 2015
Net income/(loss) attributable to UDR, Inc.			$86,855
Adjustments (includes continuing and discontinued operations):
Interest expense			29,673
Real estate depreciation and amortization			90,344
Real estate depreciation and amortization on unconsolidated joint ventures			10,017
Other depreciation and amortization			1,700
Noncontrolling interests			3,029
Income tax expense/(benefit)			(1,404)
EBITDA			$220,214
(Gain)/loss on sale of real estate owned, net of tax			(79,042)
Long-term incentive plan transition costs			1,008
Acquisition-related costs/(fees), including joint ventures			1,544
Casualty-related (recoveries)/charges, net			843
EBITDA - adjusted for non-recurring items			$144,567

Annualized EBITDA - adjusted for non-recurring items			$578,268
Interest expense			$29,673
Capitalized interest expense			3,775
Total interest			$33,448
Preferred dividends			$931

Total debt			$3,564,403
Cash			2,990
Net debt			$3,561,413
Interest Coverage Ratio			6.58	x
Fixed Charge Coverage Ratio			6.41	x
Interest Coverage Ratio - adjusted for non-recurring items			4.32	x
Fixed Charge Coverage Ratio - adjusted for non-recurring items			4.21	x
Net Debt-to-EBITDA, adjusted for non-recurring items			6.2	x

Debt Covenant Overview

Unsecured Line of Credit Covenants (2)	Required	Actual	Compliance
Maximum Leverage Ratio	≤60.0%	37.4%	Yes
Minimum Fixed Charge Coverage Ratio	≥1.5	3.4	Yes
Maximum Secured Debt Ratio	≤40.0%	18.2%	Yes
Minimum Unencumbered Pool Leverage Ratio	≥150.0%	325.3%	Yes

Senior Unsecured Note Covenants (3)	Required	Actual	Compliance
Debt as a percentage of Total Assets	≤60.0%	37.6%	Yes
Consolidated Income Available for Debt Service to Annual Service Charge	≥1.5	4.3	Yes
Secured Debt as a percentage of Total Assets	≤40.0%	14.2%	Yes
Total Unencumbered Assets to Unsecured Debt	≥150.0%	283.8%	Yes

Securities Ratings	Debt	Preferred	Outlook
Moody's Investors Service	Baa1	Baa2	Stable
Standard & Poor's	BBB+ (4)	BB+	Stable

(1) See Attachment 16 for definitions and other terms.
(2) As defined in our credit agreement dated October 25, 2011 as amended June 6, 2013.
(3) As defined in our indenture dated November 1, 1995 as amended, supplemented or modified from time to time.
(4) Received a senior unsecured credit upgrade from Standard & Poor's to BBB+ in June 2015.

Attachment 5

UDR, Inc.
Operating Information (1)
(Unaudited)

	Total	Quarter Ended	Quarter Ended	Quarter Ended	Quarter Ended	Quarter Ended
Dollars in thousands	Homes	June 30, 2015	March 31, 2015	December 31, 2014	September 30, 2014	June 30, 2014
Revenues
Same-Store Communities	35,250	$174,521	$170,708	$168,180	$167,992	$165,628
Stabilized, Non-Mature Communities	2,952	24,504	24,043	23,553	21,115	17,576
Acquired Communities	—	—	—	—	—	—
Redevelopment Communities	328	3,125	3,073	3,106	3,025	2,916
Development Communities	874	2,971	1,795	685	23	1
Non-Residential / Other (2)	—	5,632	4,656	4,634	4,776	4,332
Total	39,404	$210,753	$204,275	$200,158	$196,931	$190,453
Expenses
Same-Store Communities		$49,676	$50,388	$48,609	$51,158	$48,778
Stabilized, Non-Mature Communities		7,739	7,824	7,687	7,337	6,848
Acquired Communities		—	—	—	—	—
Redevelopment Communities		575	578	570	564	534
Development Communities		1,853	1,340	1,043	590	131
Non-Residential / Other (2)		1,813	2,415	2,147	1,662	568
Total		$61,656	$62,545	$60,056	$61,311	$56,859
Net Operating Income
Same-Store Communities		$124,845	$120,320	$119,571	$116,834	$116,850
Stabilized, Non-Mature Communities		16,765	16,219	15,866	13,778	10,728
Acquired Communities		—	—	—	—	—
Redevelopment Communities		2,550	2,495	2,536	2,461	2,382
Development Communities		1,118	455	(358)	(567)	(130)
Non-Residential / Other (2)		3,819	2,241	2,487	3,114	3,764
Total		$149,097	$141,730	$140,102	$135,620	$133,594
Operating Margin
Same-Store Communities		71.5%	70.5%	71.1%	69.5%	70.5%
Average Physical Occupancy
Same-Store Communities		96.9%	96.7%	96.7%	96.8%	96.8%
Stabilized, Non-Mature Communities		95.7%	95.2%	95.2%	92.9%	78.4%
Acquired Communities		—	—	—	—	—
Redevelopment Communities		95.0%	97.1%	98.0%	98.3%	97.4%
Development Communities		67.6%	57.7%	39.8%	20.7%	—
Other (3)		—	97.3%	97.1%	93.3%	89.9%
Total		96.2%	96.2%	95.6%	96.3%	95.2%
Return on Invested Capital
Same-Store Communities		7.7%	7.5%	7.3%	7.3%	7.3%
Sold and Held for Disposition Communities
Revenues		$2,011	$2,772	$5,946	$6,656	$10,506
Expenses		676	927	2,057	2,472	3,697
Net Operating Income/(loss)		$1,335	$1,845	$3,889	$4,184	$6,809
Total	39,404	$150,432	$143,575	$143,991	$139,804	$140,403
Discontinued Operations (4)
Revenues		$—	$—	$—	$21	$78
Expenses		—	—	—	11	89
Net Operating Income/(loss)		$—	$—	$—	$10	$(11)

(1) See Attachment 16 for definition and other terms.
(2) Primarily non-residential revenue and expense and straight-line adjustment for concessions.
(3) Includes occupancy of Sold and Held for Disposition Communities and Discontinued Operations.
(4) Effective January 1, 2014, UDR prospectively adopted Accounting Standards Update (“ASU”) No. 2014-08, Reporting Discontinued Operations and Disclosures of Disposals of Components of an Entity, for all communities not previously sold or classified as held for sale. ASU 2014-08 incorporates into the definition of a discontinued operation a requirement that a disposition represent a strategic shift in an entity’s operations, which resulted in UDR no longer classifying the sale of communities as a discontinued operation. 2014 activity included in discontinued operations is related to Grandview, a commercial property classified as held for sale prior to the adoption of the new accounting standard, which was sold in July 2014.

Attachment 6

UDR, Inc.
Same-Store Operating Expense Information (1)
(Dollars in Thousands)
(Unaudited)

	% of 2Q 2015
	SS Operating
Year-Over-Year Comparison	Expenses	2Q 2015	2Q 2014	% Change
Real estate taxes	34.4%	$17,071	$16,673	2.4%
Personnel	25.2%	12,521	12,161	3.0%
Utilities	15.5%	7,721	7,461	3.5%
Repair and maintenance	14.0%	6,940	7,052	-1.6%
Administrative and marketing	6.3%	3,132	3,192	-1.9%
Insurance	4.6%	2,291	2,239	2.3%
Same-Store operating expenses	100.0%	$49,676	$48,778	1.8%
Same-Store Homes	35,250

	% of 2Q 2015
	SS Operating
Sequential Comparison	Expenses	2Q 2015	1Q 2015	% Change
Real estate taxes	34.4%	$17,071	$17,527	-2.6%
Personnel	25.2%	12,521	12,029	4.1%
Utilities	15.5%	7,721	8,828	-12.5%
Repair and maintenance	14.0%	6,940	6,667	4.1%
Administrative and marketing	6.3%	3,132	3,194	-2.0%
Insurance	4.6%	2,291	2,143	7.0%
Same-Store operating expenses	100.0%	$49,676	$50,388	-1.4%
Same-Store Homes	35,250

	% of YTD 2015
	SS Operating
Year-to-Date Comparison	Expenses	YTD 2015	YTD 2014	% Change

Real estate taxes	34.6%	$34,598	$33,670	2.8%
Personnel	24.5%	24,550	23,722	3.5%
Utilities	16.6%	16,549	16,058	3.1%
Repair and maintenance	13.6%	13,607	13,692	-0.6%
Administrative and marketing	6.3%	6,326	6,271	0.9%
Insurance	4.4%	4,434	4,570	-3.0%
Same-Store operating expenses	100.0%	$100,064	$97,983	2.1%

Same-Store Homes	35,250

(1) See Attachment 16 for definitions and other terms.

Attachment 7(A)

UDR, Inc.
Apartment Home Breakout (1)
Portfolio Overview as of Quarter Ended
June 30, 2015
(Unaudited)

		Non-Mature Homes			Unconsolidated
	Total			Total	Joint Venture	Total
	Same-Store		Non-	Consolidated	Operating	Homes
	Homes	Stabilized (2)	Stabil. / Other (3)	Homes	Homes (4)	(incl. JV) (4)
West Region
Orange County, CA	3,757	1,284	173	5,214	—	5,214
San Francisco, CA	2,108	315	328	2,751	—	2,751
Seattle, WA	1,727	358	—	2,085	555	2,640
Los Angeles, CA	1,225	—	—	1,225	151	1,376
Monterey Peninsula, CA	1,565	—	—	1,565	—	1,565
Other Southern CA	875	—	—	875	571	1,446
Portland, OR	476	—	—	476	—	476
	11,733	1,957	501	14,191	1,277	15,468
Mid-Atlantic Region
Metropolitan DC	4,568	256	332	5,156	874	6,030
Baltimore, MD	2,300	—	—	2,300	379	2,679
Richmond, VA	1,358	—	—	1,358	—	1,358
Norfolk, VA	846	—	—	846	—	846
Other Mid-Atlantic	168	—	—	168	—	168
	9,240	256	332	9,828	1,253	11,081
Southeast Region
Tampa, FL	2,499	—	—	2,499	—	2,499
Orlando, FL	2,500	—	—	2,500	—	2,500
Nashville, TN	2,260	—	—	2,260	—	2,260
Other Florida	636	—	—	636	—	636
	7,895	—	—	7,895	—	7,895
Northeast Region
New York, NY	1,205	739	—	1,944	710	2,654
Boston, MA	1,179	—	369	1,548	1,302	2,850
Philadelphia, PA	—	—	—	—	290	290
	2,384	739	369	3,492	2,302	5,794
Southwest Region
Dallas, TX	2,725	—	—	2,725	1,382	4,107
Austin, TX	1,273	—	—	1,273	259	1,532
Other Southwest	—	—	—	—	223	223
	3,998	—	—	3,998	1,864	5,862
Totals	35,250	2,952	1,202	39,404	6,696	46,100

Communities	125	7	4	136	28	164

Total Homes (incl. joint ventures) (4)			46,100
Homes in Development, Excluding Completed Homes (5)
Current Pipeline Wholly-Owned			516
Current Pipeline Joint Venture (6)			1,173
Current Pipeline Preferred Equity Investments (6)			1,533
Total expected homes (including development)			49,322

(1) See Attachment 16 for definitions and other terms.
(2) Represents homes included in Stabilized, Non-Mature category on Attachment 5.
(3) Represents homes included in Acquired, Development, Redevelopment, Non-Residential/Other, Sold, and Held for Disposition categories on Attachment 5. Excludes development homes not yet completed.
(4) Represents joint venture homes at 100 percent. See Attachment 12 for UDR's joint venture and partnership ownership interests.
(5) See Attachments 9(A) and 9(B) for detail of our development communities.
(6) Represents joint venture and preferred equity investment homes at 100 percent. Excludes 218 homes at Steele Creek where we have a participating loan investment. See Attachments 9(A) and 9(B) for UDR's developments and ownership interests.

Attachment 7(B)

UDR, Inc.
Non-Mature Home Summary (1)
Portfolio Overview as of Quarter Ended
June 30, 2015
(Unaudited)

Non-Mature Home Breakout - By Region (includes development homes that have been completed)

		# of	Same-Store				# of	Same-Store
Community	Category	Homes	Date (2)	Community	Category		Homes	Date (2)
West Region				Mid-Atlantic Region
Orange County, CA				Metropolitan D.C.
27 Seventy Five Mesa Verde	Stabilized, Non-Mature	964	3Q15	Domain College Park	Stabilized, Non-Mature		256	4Q15
Los Alisos	Stabilized, Non-Mature	320	1Q16	DelRay Tower	Development		332	4Q16
Beach & Ocean	Development	173	3Q16
				Northeast Region
San Francisco, CA				New York, NY
Channel @ Mission Bay	Stabilized, Non-Mature	315	3Q15	View 34	Stabilized, Non-Mature		739	1Q16
2000 Post	Redevelopment	328	1Q17
				Boston, MA
Seattle, WA				100 Pier 4	Development		369	2Q17
Lightbox	Stabilized, Non-Mature	162	2Q16
Waterscape	Stabilized, Non-Mature	196	1Q16

				Total			4,154

Non-Mature Home Breakout - By Date (quarter indicates date of Same-Store inclusion)

		# of					# of
Date & Community	Category	Homes		Date & Community	Category		Homes
3Q15				3Q16
27 Seventy Five Mesa Verde	Stabilized, Non-Mature	964		Beach & Ocean	Development		173
Channel @ Mission Bay	Stabilized, Non-Mature	315
				4Q16
4Q15				DelRay Tower	Development		332
Domain College Park	Stabilized, Non-Mature	256
				1Q17
1Q16				2000 Post	Redevelopment		328
Los Alisos	Stabilized, Non-Mature	320
Waterscape	Stabilized, Non-Mature	196		2Q17
View 34	Stabilized, Non-Mature	739		100 Pier 4	Development		369

2Q16
Lightbox	Stabilized, Non-Mature	162		Total			4,154

Summary of Non-Mature Home Activity

	Stabilized, Non-Mature	Acquired	Redevelopment	Development	Total
Non-Mature Homes at March 31, 2015	2,213	—	1,067	613	3,893
View 34	739	—	(739)	—	—
100 Pier 4	—	—	—	261	261	(3)
Non-Mature Homes at June 30, 2015	2,952	—	328	874	4,154

(1) See Attachment 16 for definitions and other terms.
(2) Estimated Same-Store quarter represents the quarter UDR anticipates contributing the community to the QTD Same-Store pool.
(3) 261 homes were completed at 100 Pier 4 in 2Q15.

Attachment 7(C)

UDR, Inc.
Total Revenue Per Occupied Home Summary (1)
Portfolio Overview as of Quarter Ended
June 30, 2015
(Unaudited)

		Non-Mature Homes			Unconsolidated
	Total			Total	Joint Venture	Total
	Same-Store		Non-	Consolidated	Operating	Homes
	Homes	Stabilized (2)	Stabilized (3) (4)	Homes	Homes (5)	(incl. pro rata JV) (5)
West Region
Orange County, CA	$1,899	$2,070	$2,103	$1,947	$—	$1,947
San Francisco, CA	2,988	4,448	3,345	3,197	—	3,197
Seattle, WA	1,836	1,899	—	1,846	3,417	2,030
Los Angeles, CA	2,453	—	—	2,453	3,924	2,535
Monterey Peninsula, CA	1,311	—	—	1,311	—	1,311
Other Southern CA	1,630	—	—	1,630	2,904	1,940
Portland, OR	1,268	—	—	1,268	—	1,268
Mid-Atlantic Region
Metropolitan DC	1,924	1,949	1,954	1,926	2,714	1,970
Baltimore, MD	1,494	—	—	1,494	1,774	1,515
Richmond, VA	1,236	—	—	1,236	—	1,236
Norfolk, VA	1,077	—	—	1,077	—	1,077
Other Mid-Atlantic	1,034	—	—	1,034	—	1,034
Southeast Region
Tampa, FL	1,187	—	—	1,187	—	1,187
Orlando, FL	1,098	—	—	1,098	—	1,098
Nashville, TN	1,103	—	—	1,103	—	1,103
Other Florida	1,427	—	—	1,427	—	1,427
Northeast Region
New York, NY	3,805	4,420	—	4,037	4,670	4,133
Boston, MA	2,316	—	1,810	2,273	2,342	2,296
Philadelphia, PA	—	—	—	—	3,241	3,241
Southwest Region
Dallas, TX	1,181	—	—	1,181	1,825	1,309
Austin, TX	1,345	—	—	1,345	4,319	1,615
Other Southwest	—	—	—	—	3,086	3,086
Weighted Average	$1,703	$2,891	$2,496	$1,809	$2,817	$1,885

(1) See Attachment 16 for definitions and other terms.
(2) Represents homes included in Stabilized, Non-Mature category on Attachment 5.
(3) Represents homes included in Acquired, Development, Redevelopment, Non-Residential/Other and Sold and Held for Disposition communities categories on Attachment 5.
(4) Development revenue per occupied home can be affected by the timing of home deliveries during a quarter and the effects of upfront rental rate concessions on cash-based calculations.
(5) Represents joint ventures at UDR's pro-rata ownership interests. See Attachment 12 for UDR's joint venture and partnership ownership interests.

Attachment 7(D)

UDR, Inc.
Net Operating Income Breakout By Market (1)
June 30, 2015
(Dollars in Thousands)
(Unaudited)

	Three Months Ended June 30, 2015
			Pro-Rata
	Same-Store	Non Same-Store (2)	Share of JVs (3)	Total
Net Operating Income	$124,845	$24,252	$17,717	$166,814

	Three Months Ended June 30, 2015			Three Months Ended June 30, 2015
	As a % of NOI			As a % of NOI
Region	Same-Store	Total	Region	Same-Store	Total
West Region			Southeast Region
Orange County, CA	12.5%	12.9%	Tampa, FL	4.5%	3.4%
San Francisco, CA	11.4%	11.9%	Orlando, FL	4.4%	3.3%
Seattle, WA	5.3%	6.7%	Nashville, TN	4.1%	3.1%
Los Angeles, CA	5.1%	4.1%	Other Florida	1.3%	1.0%
Monterey Peninsula, CA	3.5%	2.6%		14.3%	10.8%
Other Southern CA	2.4%	2.7%	Northeast Region
Portland, OR	1.0%	0.8%	New York, NY	8.4%	13.0%
	41.2%	41.7%	Boston, MA	4.7%	5.3%
			Philadelphia, PA	0.0%	0.8%
Mid-Atlantic Region				13.1%	19.1%
Metropolitan DC	14.0%	12.9%	Southwest Region
Baltimore, MD	5.7%	4.7%	Dallas, TX	4.9%	4.7%
Richmond, VA	2.9%	2.2%	Austin, TX	2.3%	2.3%
Norfolk, VA	1.4%	1.0%	Other Southwest	0.0%	0.4%
Other Mid-Atlantic	0.2%	0.2%		7.2%	7.4%
	24.2%	21.0%
			Total	100.0%	100.0%

(1) See Attachment 16 for definitions and other terms.
(2) Excludes results from Sold, Held for Disposition Communities and Discontinued Operations.
(3) Includes UDR's pro rata share of joint venture and partnership NOI.

Attachment 8(A)

UDR, Inc.
Same-Store Operating Information By Major Market (1)
Current Quarter vs. Prior Year Quarter
June 30, 2015
(Unaudited)

		% of Same-
	Total	Store Portfolio	Same-Store
	Same-Store	Based on	Physical Occupancy			Total Revenue per Occupied Home
	Homes	2Q 2015 NOI	2Q 15	2Q 14	Change	2Q 15	2Q 14	Change
West Region
Orange County, CA	3,757	12.5%	95.9%	95.1%	0.8%	$1,899	$1,807	5.1%
San Francisco, CA	2,108	11.4%	97.1%	97.4%	-0.3%	2,988	2,727	9.6%
Seattle, WA	1,727	5.3%	97.3%	97.5%	-0.2%	1,836	1,727	6.3%
Los Angeles, CA	1,225	5.1%	95.6%	95.4%	0.2%	2,453	2,319	5.8%
Monterey Peninsula, CA	1,565	3.5%	97.5%	97.4%	0.1%	1,311	1,195	9.7%
Other Southern CA	875	2.4%	96.5%	96.6%	-0.1%	1,630	1,544	5.6%
Portland, OR	476	1.0%	97.5%	97.9%	-0.4%	1,268	1,147	10.5%
	11,733	41.2%	96.6%	96.4%	0.2%	2,019	1,886	7.0%
Mid-Atlantic Region
Metropolitan DC	4,568	14.0%	96.8%	97.1%	-0.3%	1,924	1,879	2.4%
Baltimore, MD	2,300	5.7%	97.3%	97.3%	0.0%	1,494	1,461	2.3%
Richmond, VA	1,358	2.9%	96.9%	96.5%	0.4%	1,236	1,221	1.2%
Norfolk, VA	846	1.4%	95.3%	95.3%	0.0%	1,077	1,051	2.5%
Other Mid-Atlantic	168	0.2%	95.9%	97.0%	-1.1%	1,034	1,017	1.7%
	9,240	24.2%	96.8%	96.9%	-0.1%	1,623	1,588	2.1%
Southeast Region
Tampa, FL	2,499	4.5%	97.1%	96.5%	0.6%	1,187	1,128	5.2%
Orlando, FL	2,500	4.4%	97.0%	97.0%	0.0%	1,098	1,025	7.1%
Nashville, TN	2,260	4.1%	97.3%	97.6%	-0.3%	1,103	1,052	4.8%
Other Florida	636	1.3%	96.6%	96.2%	0.4%	1,427	1,352	5.5%
	7,895	14.3%	97.1%	96.9%	0.2%	1,154	1,091	5.8%
Northeast Region
New York, NY	1,205	8.4%	98.0%	97.3%	0.7%	3,805	3,626	4.9%
Boston, MA	1,179	4.7%	97.1%	96.8%	0.3%	2,316	2,203	5.1%
	2,384	13.1%	97.6%	97.1%	0.5%	3,072	2,924	5.1%
Southwest Region
Dallas, TX	2,725	4.9%	97.0%	97.6%	-0.6%	1,181	1,122	5.3%
Austin, TX	1,273	2.3%	97.3%	96.7%	0.6%	1,345	1,264	6.4%
	3,998	7.2%	97.1%	97.3%	-0.2%	1,233	1,167	5.7%

Total/Weighted Avg.	35,250	100.0%	96.9%	96.8%	0.1%	$1,703	$1,618	5.3%

(1) See Attachment 16 for definitions and other terms.

Attachment 8(B)

UDR, Inc.
Same-Store Operating Information By Major Market (1)
Current Quarter vs. Prior Year Quarter
June 30, 2015
(Unaudited)

	Total	Same-Store ($000s)

	Same-Store	Revenues			Expenses			Net Operating Income
	Homes	2Q 15	2Q 14	Change	2Q 15	2Q 14	Change	2Q 15	2Q 14	Change
West Region
Orange County, CA	3,757	$20,531	$19,369	6.0%	$4,958	$5,067	-2.2%	$15,573	$14,302	8.9%
San Francisco, CA	2,108	18,351	16,797	9.3%	4,154	4,106	1.2%	14,197	12,691	11.9%
Seattle, WA	1,727	9,253	8,724	6.1%	2,613	2,540	2.9%	6,640	6,184	7.4%
Los Angeles, CA	1,225	8,617	8,131	6.0%	2,267	2,524	-10.2%	6,350	5,607	13.2%
Monterey Peninsula, CA	1,565	5,999	5,464	9.8%	1,603	1,605	-0.2%	4,396	3,859	13.9%
Other Southern CA	875	4,129	3,915	5.5%	1,140	1,170	-2.6%	2,989	2,745	8.9%
Portland, OR	476	1,766	1,604	10.1%	511	496	3.1%	1,255	1,108	13.2%
	11,733	68,646	64,004	7.3%	17,246	17,508	-1.5%	51,400	46,496	10.5%
Mid-Atlantic Region
Metropolitan DC	4,568	25,523	24,997	2.1%	8,091	7,788	3.9%	17,432	17,209	1.3%
Baltimore, MD	2,300	10,028	9,807	2.3%	2,888	2,811	2.7%	7,140	6,996	2.1%
Richmond, VA	1,358	4,879	4,800	1.6%	1,196	1,162	2.9%	3,683	3,638	1.3%
Norfolk, VA	846	2,606	2,543	2.5%	863	837	3.1%	1,743	1,706	2.2%
Other Mid-Atlantic	168	501	497	0.9%	196	183	7.0%	305	314	-2.7%
	9,240	43,537	42,644	2.1%	13,234	12,781	3.5%	30,303	29,863	1.5%
Southeast Region
Tampa, FL	2,499	8,641	8,159	5.9%	3,051	2,894	5.4%	5,590	5,265	6.2%
Orlando, FL	2,500	7,991	7,458	7.2%	2,484	2,379	4.5%	5,507	5,079	8.4%
Nashville, TN	2,260	7,277	6,964	4.5%	2,175	2,144	1.4%	5,102	4,820	5.8%
Other Florida	636	2,631	2,482	6.0%	954	877	8.8%	1,677	1,605	4.5%
	7,895	26,540	25,063	5.9%	8,664	8,294	4.5%	17,876	16,769	6.6%
Northeast Region
New York, NY	1,205	13,481	12,753	5.7%	3,020	2,851	5.9%	10,461	9,902	5.6%
Boston, MA	1,179	7,955	7,541	5.5%	2,147	1,984	8.2%	5,808	5,557	4.5%
	2,384	21,436	20,294	5.6%	5,167	4,835	6.9%	16,269	15,459	5.2%
Southwest Region
Dallas, TX	2,725	9,365	8,954	4.6%	3,260	3,393	-3.9%	6,105	5,561	9.8%
Austin, TX	1,273	4,997	4,669	7.0%	2,105	1,967	7.1%	2,892	2,702	7.0%
	3,998	14,362	13,623	5.4%	5,365	5,360	0.1%	8,997	8,263	8.9%

Totals	35,250	$174,521	$165,628	5.4%	$49,676	$48,778	1.8%	$124,845	$116,850	6.8%

(1) See Attachment 16 for definitions and other terms.

Attachment 8(C)

UDR, Inc.
Same-Store Operating Information By Major Market (1)
Current Quarter vs. Last Quarter
June 30, 2015
(Unaudited)

	Total	Same-Store
	Same-Store	Physical Occupancy			Total Revenue per Occupied Home
	Homes	2Q 15	1Q 15	Change	2Q 15	1Q 15	Change
West Region
Orange County, CA	3,757	95.9%	96.1%	-0.2%	$1,899	$1,867	1.7%
San Francisco, CA	2,108	97.1%	97.3%	-0.2%	2,988	2,890	3.4%
Seattle, WA	1,727	97.3%	97.3%	0.0%	1,836	1,791	2.5%
Los Angeles, CA	1,225	95.6%	95.0%	0.6%	2,453	2,393	2.5%
Monterey Peninsula, CA	1,565	97.5%	97.1%	0.4%	1,311	1,266	3.6%
Other Southern CA	875	96.5%	96.5%	0.0%	1,630	1,608	1.4%
Portland, OR	476	97.5%	98.4%	-0.9%	1,268	1,226	3.4%
	11,733	96.6%	96.6%	0.0%	2,019	1,968	2.5%
Mid-Atlantic Region
Metropolitan DC	4,568	96.8%	96.7%	0.1%	1,924	1,893	1.6%
Baltimore, MD	2,300	97.3%	97.0%	0.3%	1,494	1,478	1.1%
Richmond, VA	1,358	96.9%	95.9%	1.0%	1,236	1,224	1.0%
Norfolk, VA	846	95.3%	94.6%	0.7%	1,077	1,063	1.3%
Other Mid-Atlantic	168	95.9%	94.7%	1.2%	1,034	1,010	2.4%
	9,240	96.8%	96.4%	0.4%	1,623	1,601	1.4%
Southeast Region
Tampa, FL	2,499	97.1%	97.0%	0.1%	1,187	1,166	1.8%
Orlando, FL	2,500	97.0%	96.6%	0.4%	1,098	1,070	2.6%
Nashville, TN	2,260	97.3%	97.1%	0.2%	1,103	1,085	1.7%
Other Florida	636	96.6%	96.8%	-0.2%	1,427	1,401	1.9%
	7,895	97.1%	96.9%	0.2%	1,154	1,131	2.0%
Northeast Region
New York, NY	1,205	98.0%	97.9%	0.1%	3,805	3,712	2.5%
Boston, MA	1,179	97.1%	95.9%	1.2%	2,316	2,286	1.3%
	2,384	97.6%	96.9%	0.7%	3,072	3,014	1.9%
Southwest Region
Dallas, TX	2,725	97.0%	97.1%	-0.1%	1,181	1,162	1.6%
Austin, TX	1,273	97.3%	97.0%	0.3%	1,345	1,318	2.0%
	3,998	97.1%	97.1%	0.0%	1,233	1,212	1.7%

Total/Weighted Avg.	35,250	96.9%	96.7%	0.2%	$1,703	$1,669	2.0%

(1) See Attachment 16 for definitions and other terms.

Attachment 8(D)

UDR, Inc.
Same-Store Operating Information By Major Market (1)
Current Quarter vs. Last Quarter
June 30, 2015
(Unaudited)

	Total	Same-Store ($000s)

	Same-Store	Revenues			Expenses			Net Operating Income
	Homes	2Q 15	1Q 15	Change	2Q 15	1Q 15	Change	2Q 15	1Q 15	Change
West Region
Orange County, CA	3,757	$20,531	$20,220	1.5%	$4,958	$5,017	-1.2%	$15,573	$15,203	2.4%
San Francisco, CA	2,108	18,351	17,780	3.2%	4,154	4,218	-1.5%	14,197	13,562	4.7%
Seattle, WA	1,727	9,253	9,028	2.5%	2,613	2,554	2.3%	6,640	6,474	2.6%
Los Angeles, CA	1,225	8,617	8,354	3.1%	2,267	2,396	-5.4%	6,350	5,958	6.6%
Monterey Peninsula, CA	1,565	5,999	5,772	3.9%	1,603	1,650	-2.9%	4,396	4,122	6.7%
Other Southern CA	875	4,129	4,072	1.4%	1,140	1,076	6.0%	2,989	2,996	-0.2%
Portland, OR	476	1,766	1,723	2.5%	511	439	16.4%	1,255	1,284	-2.3%
	11,733	68,646	66,949	2.5%	17,246	17,350	-0.6%	51,400	49,599	3.6%
Mid-Atlantic Region
Metropolitan DC	4,568	25,523	25,085	1.7%	8,091	8,156	-0.8%	17,432	16,929	3.0%
Baltimore, MD	2,300	10,028	9,893	1.4%	2,888	2,961	-2.5%	7,140	6,932	3.0%
Richmond, VA	1,358	4,879	4,783	2.0%	1,196	1,291	-7.3%	3,683	3,492	5.5%
Norfolk, VA	846	2,606	2,552	2.1%	863	909	-5.0%	1,743	1,643	6.1%
Other Mid-Atlantic	168	501	482	3.8%	196	190	3.1%	305	292	4.2%
	9,240	43,537	42,795	1.7%	13,234	13,507	-2.0%	30,303	29,288	3.5%
Southeast Region
Tampa, FL	2,499	8,641	8,482	1.9%	3,051	2,997	1.8%	5,590	5,485	1.9%
Orlando, FL	2,500	7,991	7,751	3.1%	2,484	2,435	2.0%	5,507	5,316	3.6%
Nashville, TN	2,260	7,277	7,145	1.8%	2,175	2,316	-6.1%	5,102	4,829	5.7%
Other Florida	636	2,631	2,587	1.7%	954	886	7.7%	1,677	1,701	-1.4%
	7,895	26,540	25,965	2.2%	8,664	8,634	0.3%	17,876	17,331	3.1%
Northeast Region
New York, NY	1,205	13,481	13,138	2.6%	3,020	2,924	3.3%	10,461	10,214	2.4%
Boston, MA	1,179	7,955	7,754	2.6%	2,147	2,402	-10.6%	5,808	5,352	8.5%
	2,384	21,436	20,892	2.6%	5,167	5,326	-3.0%	16,269	15,566	4.5%
Southwest Region
Dallas, TX	2,725	9,365	9,223	1.5%	3,260	3,467	-6.0%	6,105	5,756	6.1%
Austin, TX	1,273	4,997	4,884	2.3%	2,105	2,104	0.1%	2,892	2,780	3.9%
	3,998	14,362	14,107	1.8%	5,365	5,571	-3.7%	8,997	8,536	5.4%

Total	35,250	$174,521	$170,708	2.2%	$49,676	$50,388	-1.4%	$124,845	$120,320	3.8%

(1) See Attachment 16 for definitions and other terms.

Attachment 8(E)

UDR, Inc.
Same-Store Operating Information By Major Market (1)
Current Year-to-Date vs. Prior Year-to-Date
June 30, 2015
(Unaudited)

		% of Same-
	Total	Store Portfolio	Same-Store
	Same-Store	Based on	Physical Occupancy			Total Revenue per Occupied Home
	Homes	YTD 2015 NOI	YTD 15	YTD 14	Change	YTD 15	YTD 14	Change
West Region
Orange County, CA	3,757	12.6%	96.0%	94.9%	1.1%	$1,883	$1,799	4.7%
San Francisco, CA	2,108	11.3%	97.2%	97.0%	0.2%	2,939	2,699	8.9%
Seattle, WA	1,727	5.3%	97.3%	97.3%	0.0%	1,813	1,707	6.2%
Los Angeles, CA	1,225	5.0%	95.3%	95.3%	0.0%	2,423	2,310	4.9%
Monterey Peninsula, CA	1,565	3.5%	97.3%	94.5%	2.8%	1,288	1,188	8.4%
Other Southern CA	875	2.4%	96.5%	95.8%	0.7%	1,619	1,531	5.7%
Portland, OR	476	1.0%	98.0%	97.7%	0.3%	1,247	1,139	9.5%
	11,733	41.1%	96.6%	95.8%	0.8%	1,993	1,874	6.3%
Mid-Atlantic Region
Metropolitan DC	4,568	14.0%	96.8%	96.8%	0.0%	1,908	1,870	2.0%
Baltimore, MD	2,300	5.7%	97.2%	96.8%	0.4%	1,485	1,461	1.6%
Richmond, VA	1,358	2.9%	96.4%	96.6%	-0.2%	1,230	1,213	1.4%
Norfolk, VA	846	1.4%	95.0%	94.8%	0.2%	1,070	1,043	2.6%
Other Mid-Atlantic	168	0.2%	95.3%	97.0%	-1.7%	1,022	1,003	1.9%
	9,240	24.2%	96.6%	96.6%	0.0%	1,611	1,580	2.1%
Southeast Region
Tampa, FL	2,499	4.5%	97.0%	96.5%	0.5%	1,177	1,121	5.0%
Orlando, FL	2,500	4.6%	96.8%	96.8%	0.0%	1,084	1,020	6.3%
Nashville, TN	2,260	4.1%	97.2%	97.3%	-0.1%	1,094	1,045	4.7%
Other Florida	636	1.4%	96.7%	96.4%	0.3%	1,414	1,347	5.0%
	7,895	14.6%	97.0%	96.8%	0.2%	1,143	1,085	5.3%
Northeast Region
New York, NY	1,205	8.4%	98.0%	97.4%	0.6%	3,757	3,580	4.9%
Boston, MA	1,179	4.6%	96.5%	96.4%	0.1%	2,301	2,183	5.4%
	2,384	13.0%	97.3%	96.9%	0.4%	3,043	2,893	5.2%
Southwest Region
Dallas, TX	2,725	4.8%	97.1%	97.1%	0.0%	1,171	1,121	4.5%
Austin, TX	1,273	2.3%	97.1%	96.7%	0.4%	1,332	1,259	5.8%
	3,998	7.1%	97.1%	97.0%	0.1%	1,222	1,165	4.9%

Total/Weighted Avg.	35,250	100.0%	96.8%	96.5%	0.3%	$1,686	$1,607	4.9%

(1) See Attachment 16 for definitions and other terms.

Attachment 8(F)

UDR, Inc.
Same-Store Operating Information By Major Market (1)
Current Year-to-Date vs. Prior Year-to-Date
June 30, 2015
(Unaudited)

	Total	Same-Store ($000s)

	Same-Store	Revenues			Expenses			Net Operating Income
	Homes	YTD 15	YTD 14	Change	YTD 15	YTD 14	Change	YTD 15	YTD 14	Change
West Region
Orange County, CA	3,757	$40,751	$38,478	5.9%	$9,975	$10,305	-3.2%	$30,776	$28,173	9.2%
San Francisco, CA	2,108	36,131	33,115	9.1%	8,372	8,359	0.2%	27,759	24,756	12.1%
Seattle, WA	1,727	18,281	17,208	6.2%	5,167	5,002	3.3%	13,114	12,206	7.4%
Los Angeles, CA	1,225	16,971	16,179	4.9%	4,663	5,055	-7.8%	12,308	11,124	10.6%
Monterey Peninsula, CA	1,565	11,771	10,545	11.6%	3,253	3,147	3.3%	8,518	7,398	15.2%
Other Southern CA	875	8,201	7,701	6.5%	2,216	2,320	-4.5%	5,985	5,381	11.2%
Portland, OR	476	3,489	3,179	9.8%	950	930	2.2%	2,539	2,249	12.9%
	11,733	135,595	126,405	7.3%	34,596	35,118	-1.5%	100,999	91,287	10.6%
Mid-Atlantic Region
Metropolitan DC	4,568	50,608	49,624	2.0%	16,247	15,929	2.0%	34,361	33,695	2.0%
Baltimore, MD	2,300	19,921	19,520	2.1%	5,849	5,579	4.8%	14,072	13,941	0.9%
Richmond, VA	1,358	9,662	9,549	1.2%	2,487	2,383	4.3%	7,175	7,166	0.1%
Norfolk, VA	846	5,158	5,020	2.7%	1,772	1,744	1.6%	3,386	3,276	3.3%
Other Mid-Atlantic	168	983	981	0.3%	386	360	7.4%	597	621	-3.9%
	9,240	86,332	84,694	1.9%	26,741	25,995	2.9%	59,591	58,699	1.5%
Southeast Region
Tampa, FL	2,499	17,123	16,218	5.6%	6,048	5,729	5.6%	11,075	10,489	5.6%
Orlando, FL	2,500	15,742	14,809	6.3%	4,919	4,679	5.1%	10,823	10,130	6.8%
Nashville, TN	2,260	14,422	13,792	4.6%	4,491	4,200	6.9%	9,931	9,592	3.5%
Other Florida	636	5,218	4,955	5.3%	1,840	1,701	8.2%	3,378	3,254	3.8%
	7,895	52,505	49,774	5.5%	17,298	16,309	6.1%	35,207	33,465	5.2%
Northeast Region
New York, NY	1,205	26,619	25,212	5.6%	5,944	5,835	1.9%	20,675	19,377	6.7%
Boston, MA	1,179	15,709	14,884	5.6%	4,549	4,257	6.9%	11,160	10,627	5.0%
	2,384	42,328	40,096	5.6%	10,493	10,092	4.0%	31,835	30,004	6.1%
Southwest Region
Dallas, TX	2,725	18,588	17,789	4.5%	6,727	6,634	1.4%	11,861	11,155	6.3%
Austin, TX	1,273	9,881	9,301	6.3%	4,209	3,835	9.8%	5,672	5,466	3.8%
	3,998	28,469	27,090	5.1%	10,936	10,469	4.5%	17,533	16,621	5.5%

Totals	35,250	$345,229	$328,059	5.2%	$100,064	$97,983	2.1%	$245,165	$230,076	6.6%

(1) See Attachment 16 for definitions and other terms.

Attachment 8(G)

UDR, Inc.
Same-Store Operating Information By Major Market (1)
June 30, 2015
(Unaudited)

	Effective New Lease Rate Growth	Effective Renewal Lease Rate Growth	Annualized Turnover
	2Q 2015	2Q 2015	2Q 2015	2Q 2014	YTD 2015	YTD 2014
West Region
Orange County, CA	6.3%	7.1%	65.8%	63.5%	56.0%	57.5%
San Francisco, CA	14.0%	10.2%	59.4%	58.4%	50.4%	52.9%
Seattle, WA	11.9%	8.3%	55.5%	57.4%	49.6%	48.1%
Los Angeles, CA	8.6%	10.1%	51.4%	56.6%	47.1%	49.1%
Monterey Peninsula, CA	22.2%	10.2%	60.5%	43.3%	48.3%	42.3%
Other Southern CA	7.7%	5.7%	61.0%	61.0%	54.6%	55.3%
Portland, OR	16.7%	12.0%	55.6%	67.4%	51.7%	50.0%
			60.1%	58.3%	51.8%	51.9%
Mid-Atlantic Region
Metropolitan DC	2.3%	4.5%	46.6%	43.7%	41.7%	40.3%
Baltimore, MD	2.5%	4.6%	48.7%	52.8%	42.6%	46.9%
Richmond, VA	3.3%	5.4%	58.8%	69.7%	52.9%	55.8%
Norfolk, VA	2.9%	4.9%	51.2%	47.9%	51.0%	53.2%
Other Mid-Atlantic	-3.3%	5.2%	83.6%	59.7%	56.4%	50.4%
			50.0%	50.5%	44.7%	45.6%
Southeast Region
Tampa, FL	6.7%	7.0%	58.9%	58.7%	53.2%	51.7%
Orlando, FL	7.1%	6.6%	57.3%	50.7%	50.0%	48.3%
Nashville, TN	5.6%	5.9%	59.6%	55.6%	53.4%	53.4%
Other Florida	4.6%	5.7%	60.5%	58.0%	45.7%	49.1%
			58.7%	55.2%	51.6%	50.9%
Northeast Region
New York, NY	8.4%	7.0%	46.6%	52.6%	39.0%	43.7%
Boston, MA	7.1%	6.5%	52.7%	47.6%	44.3%	40.5%
			49.6%	50.1%	41.6%	42.1%
Southwest Region
Dallas, TX	9.0%	6.2%	56.5%	57.6%	52.2%	53.1%
Austin, TX	3.5%	4.7%	51.7%	54.8%	45.9%	49.3%
			55.0%	56.7%	50.2%	51.9%

Total/Weighted Avg.	7.7%	7.0%	55.9%	54.8%	49.0%	49.4%

Percentage of Total Repriced Homes	52.6%	47.4%

	2Q 2015	2Q 2014
Total Combined New and Renewal Lease Rate Growth	7.4%	4.5%

(1) See Attachment 16 for definitions and other terms.

Attachment 9(A)

UDR, Inc.
Development Summary (1) (2)
June 30, 2015
(Dollars in Thousands)
(Unaudited)
Wholly-Owned

									Schedule			Percentage
		# of	Compl.	Cost to	Budgeted	Est. Cost		Project		Initial
Community	Location	Homes	Homes	Date	Cost	per Home		Debt	Start	Occ.	Compl.	Leased	Occupied
Projects Under Construction
Pacific City	Huntington Beach, CA	516	—	$92,645	$342,000	$663		$—	2Q15	2Q17	1Q18	—	—
Total		516	—	$92,645	$342,000	$663		$—

Completed Projects, Non-Stabilized

100 Pier 4 (3)	Boston, MA	369	369	$209,946	$217,700	$590		$—	4Q12	1Q15	2Q15	68.8%	56.6%
DelRay Tower (5)	Alexandria, VA	332	332	125,522	127,000	383		—	3Q11	3Q14	4Q14	87.1%	82.5%
Beach & Ocean	Huntington Beach, CA	173	173	51,723	51,900	300		—	3Q12	4Q14	4Q14	98.3%	97.7%
Total - Wholly Owned		1,390	874	$479,836	$738,600	$531		$—

Net Operating Income From Wholly-Owned Projects									Capitalized Interest for Current Development Projects
		2Q 2015							2Q 15	2Q 14	YTD 15	YTD 14
Projects Under Construction		$(9)							$1,347	$3,157	$3,763	$5,792
Completed, Non-Stabilized		1,127
Total		$1,118

Unconsolidated Joint Ventures and Partnerships
									Schedule			Percentage
		Own.	# of	Compl.	Cost to	Budgeted		Project		Initial
Community	Location	Interest	Homes	Homes	Date (6)	Cost		Debt	Start	Occ.	Compl.	Leased	Occupied
Projects Under Construction
399 Fremont	San Francisco, CA	51%	447	—	$204,128	$317,700	(7)	$32,734	1Q14	1Q16	3Q16	—	—
Residences at 2801 Kelvin	Irvine, CA	50%	381	—	56,946	125,000		—	3Q14	3Q16	1Q17	—	—
3033 Wilshire	Los Angeles, CA	50%	190	—	33,931	107,000	(8)	—	4Q14	4Q16	1Q17	—	—
Domain Mountain View	Mountain View, CA	50%	155	—	28,384	99,000	(9)	—	1Q15	1Q17	2Q17	—	—
Total			1,173	—	$323,389	$648,700		$32,734

Completed Projects, Non-Stabilized
N/A	N/A	—	—	—	$—	$—		$—	N/A	N/A	N/A	—	—
Total - Unconsolidated Joint Ventures and Partnerships			1,173	—	$323,389	$648,700		$32,734

Projected Weighted Average Stabilized Yield on Development Projects Over Respective Market Cap Rates:					150-200 bps

(1) See Attachment 16 for definitions and other terms.
(2) The development summary above includes all communities under development that UDR wholly owns or owns an interest in through an unconsolidated joint venture.
(3) The developer will have the opportunity to earn an additional contingent developer fee, which will be determined by meeting a specific revenue hurdle during the 24 months after final completion.
(4) Includes 11,000 square feet of retail space.
(5) Project encompasses the complete redevelopment of the former 187 homes combined with the development of an additional 145 homes, 10,000 square feet of retail space and underground parking.
(6) Cost to Date includes land using the fair value established at joint venture formation versus historical cost and excludes UDR outside basis differences.
(7) Includes 3,800 square feet of retail space.
(8) Includes 5,500 square feet of retail space.
(9) Includes 4,500 square feet of retail space.

Attachment 9(B)

UDR, Inc.
Preferred Equity and Participating Loan Investments (1)
June 30, 2015
(Dollars in Thousands)
(Unaudited)
Preferred Equity Investments

						UDR	UDR
		Own.	# of	Compl.	Going-in	Investment	Share of	Schedule			Percentage
Community	Location	Interest	Homes	Homes	Valuation	Cost	Debt	Start	Compl.	Stabilization	Leased	Occupied
Projects Under Construction

West Coast Development JV (2)
8th & Republican (3)(4)	Seattle, WA	48%	211	—	$97,020	$23,971	$5,939	3Q14	1Q16	1Q17	—	—
Katella Grand I	Anaheim, CA	49%	399	—	137,935	34,268	14,085	4Q13	1Q16	1Q17	—	—
CityLine (5)	Seattle, WA	49%	244	—	80,360	20,214	3,611	3Q14	2Q16	3Q16	—	—
12th & Olive (3)(6)	Los Angeles, CA	47%	293	—	129,360	33,698	6,604	2Q14	3Q16	4Q17	—	—
Katella Grand II	Anaheim, CA	49%	386	—	114,660	17,441 (7)	4,409	4Q14	2Q17	2Q18	—	—
Total			1,533	—	$559,335	$129,592	$34,647

Completed Projects, Non-Stabilized
N/A	N/A	—	—	—	$—	$—	$—	N/A	N/A	N/A	—	—
Total - Preferred Equity Investments			1,533	—	$559,335	$129,592	$34,647

Participating Loan Investment

			# of	Compl.	Cost to	Budgeted	Loan	Loan
Community	Location		Homes	Homes	Date (10)	Cost	Commitment	Balance (10)	Leased	Occupied
Steele Creek (8)(9)	Denver, CO		218	218	$102,969	$108,245	$92,009	$85,208	50.0%	33.9%
Total			218	218	$102,969	$108,245	$92,009	$85,208

(1) See Attachment 16 for definitions and other terms.
(2) In May 2015, UDR agreed to pay $136 million, net of debt, to acquire a 48% weighted average ownership interest in a $559 million, West Coast Development joint venture consisting of five communities in various stages of construction. UDR receives a 6.5% preferred return on our equity investment cost until stabilization. Our partner assumes all economics until stabilization. Upon stabilization, economics will be shared between UDR and our partner. UDR has the option to purchase each property at a fixed price one year after completion at an all-in option price of $597 million. A community is considered stabilized when it reaches 80% occupancy for ninety consecutive days.

(3) A small ownership interest in 8th & Republican and 12th & Olive is held by an additional co-investor.
(4) Includes 13,600 square feet of retail space.
(5) UDR will have an option to acquire an interest in the second phase that is adjacent to the first phase.
(6) Includes 15,500 square feet of retail space.
(7) Excludes $6.7 million expected to be funded over the remainder of 2015.
(8) Includes 17,000 square feet of retail space. Refer to Attachment 12 for terms of our participating loan investment.
(9) UDR's participating loan is reflected as investment in and advances to unconsolidated joint ventures on the Consolidated Balance Sheets and net income/(loss) from unconsolidated entities on the Consolidated Statements of Operations in accordance with GAAP. UDR has the option to purchase the property 25 months after completion of construction and we receive 50% of the value created from the project upon acquisition of the community or sale to a third party.

(10) Cost to date includes accruals for costs incurred, but not yet paid as of the end of the period. Loan balance includes only amounts funded plus interest accrued at 6.5% prior to the period end.

Attachment 10

UDR, Inc.
Redevelopment Summary (1)
June 30, 2015
(Dollars in Thousands)
(Unaudited)
Wholly-Owned
			Sched.
		# of	Redev.	Compl.	Cost to	Budgeted	Est. Cost	Schedule				Percentage
Community	Location	Homes	Homes	Homes	Date	Cost (2)	per Home	Acq.	Start	Compl.	Same-Store (3)	Leased	Occupied
Projects in Redevelopment

2000 Post	San Francisco, CA	328	(4)	(4)	$4,854	$15,000	(4)	4Q98	1Q15	1Q16	1Q17	93.9%	92.4%
Total		328	—	—	$4,854	$15,000	$—

Completed Redevelopments, Non-Stabilized

N/A	N/A	—	—	—	$—	$—	$—	N/A	N/A	N/A	N/A	—	—
Total - Wholly Owned		328	—	—	$4,854	$15,000	$—

							Capitalized Interest for Current Redevelopment Projects

								2Q 15	2Q 14	YTD 15	YTD 14
Projected Weighted Average Return on Incremental Capital Invested:		7.0% to 9.0%						$24	$—	$39	$—

(1) See Attachment 16 for definitions and other terms.
(2) Represents UDR's incremental capital invested in the projects.
(3) Estimated Same-Store quarter represents the quarter UDR anticipates contributing the community to the QTD same-store pool.
(4) 2000 Post redevelopment project will not impact the individual homes. The project includes renovation of building exteriors, corridors, and common area amenities.

Attachment 11

UDR, Inc.
Land Summary (1)
June 30, 2015
(Dollars in Thousands)
(Unaudited)

		UDR Ownership	Real Estate	UDR Pro-Rata
Parcel	Location	Interest	Cost Basis	Cost Basis	Status Update (2)

					Pursuing	Design	Hold for Future
					Entitlements	Development	Development
Wholly-Owned
7 Harcourt (3)	Boston, MA	100%	$6,020	$6,020	Complete	In Process
Vitruvian Park®	Addison, TX	100%	13,784	13,784	Complete		In Process
Graybar	Boston, MA	100%	35,939	35,939	Complete	In Process
Total			$55,743	$55,743

			Real Estate	UDR Pro-Rata
			Cost Basis	Cost Basis
Consolidated Joint Ventures
3032 Wilshire	Santa Monica, CA	95%	$12,570	$11,942	In Process
2919 Wilshire	Santa Monica, CA	95%	8,306	7,891	In Process
Total			$20,876	$19,833

			Real Estate	UDR Pro-Rata
			Cost Basis (4)	Cost Basis (4)
Unconsolidated Joint Ventures and Partnerships
UDR/MetLife I - 3 parcels (5)	Various	5%	$70,441	$3,463	In Process		In Process
UDR/MetLife Land - 8 parcels (6)	Various	50%	86,514	43,274	Complete	In Process	In Process
Total			$156,955	$46,737

Total			$233,574	$122,313

(1) See Attachment 16 for definitions and other terms.
(2) Pursuing Entitlements: During this phase the Company is actively pursuing the necessary approvals for the rights to develop multifamily and/or mixed use communities.
       Design Development: During this phase the Company is actively working to complete architectural and engineering documents in preparation for the commencement of construction of multifamily and/or mixed uses communities.

Hold for Future Development: Entitled and/or unentitled land sites that the Company holds for future development.
(3) Land is adjacent to UDR's Garrison Square community.
(4) Cost basis includes land using the fair value established at joint venture formation versus historical cost and excludes UDR outside basis differences.
(5) Parcels are located in Bellevue, WA; Los Angeles, CA; and Dublin, CA.
(6) Includes 6 parcels in Addison, TX and 2 parcels in Los Angeles, CA.

Attachment 12

UDR, Inc.
Unconsolidated Joint Venture Summary (1)
June 30, 2015
(Dollars in Thousands)
(Unaudited)
Portfolio Characteristics

		# of			Physical	Total Rev. per	Net Operating Income
	Property	Comm. /	# of	Own.	Occupancy	Occ. Home	UDR's Share		Total
Joint Venture and Partnerships	Type	Parcels	Homes (9)	Interest	2Q 15	2Q 15 (1)	2Q 2015	YTD 2015	YTD 2015 (2)
UDR / MetLife
Operating communities	Various	23	5,381	50%	96.2%	$2,915	$15,646	$31,445	$62,890
Stabilized, Non-Mature	Various	2	655	(3)	91.9%	2,148	1,081	2,229	4,408
Development communities	Various	4	—	(4)	—	—	(5)	(13)	(27)
Land parcels		11	—	(5)	—	—	(28)	(51)	(192)
UDR / KFH	High-rise	3	660	30%	95.9%	2,536	1,023	2,061	6,869
Total/Weighted Average		43	6,696		96.2%	$2,817	$17,717	$35,671	$73,948

Balance Sheet Characteristics and Returns

	Gross Book Value				Weighted
	of JV Real	Total	UDR's Equity		Avg. Debt	Debt	Returns (8)
Joint Venture and Partnerships	Estate Assets (6)	Project Debt (6)	Investment (7)		Interest Rate	Maturity	ROIC	ROE
UDR / MetLife
Operating communities	$2,349,770	$1,212,651	$444,814		4.4%	2018-2023
Stabilized, Non-Mature	182,318	119,510	25,844		2.9%	2017-2025
Development communities	335,583	32,734	141,749		2.1%	2018
Land parcels	176,558	—	63,798		N/A	N/A
UDR / KFH	283,917	164,829	19,775		3.0%	2016-2025
Total/Weighted Average	$3,328,146	$1,529,724	$695,980		4.1%		5.9%	7.7%

Same-Store Unconsolidated Joint Venture Growth

	Same-Store
	Joint Venture	2Q 2015 vs. 2Q 2014 Growth				2Q 2015 vs. 1Q 2015 Growth
Joint Venture	Communities (6)	Revenue	Expense	NOI		Revenue	Expense	NOI
UDR / MetLife	23	4.7%	11.3%	1.7%		1.9%	8.1%	-1.0%
UDR / KFH	3	-2.6%	7.7%	-6.3%		-0.7%	1.2%	-1.4%
Total/Average	26	4.0%	10.9%	0.9%		1.6%	7.5%	-1.0%

				NOI				NOI
Same-Store JV Results at UDR's Pro-rata Ownership Interest				1.2%				-1.0%

	Same-Store
	Joint Venture	YTD 2015 vs. YTD 2014 Growth
Joint Venture	Communities (6)	Revenue	Expense	NOI
UDR / MetLife	23	4.6%	5.4%	4.1%
UDR / KFH	3	-1.6%	5.0%	-4.1%
Total/Average	26	3.9%	5.4%	3.2%

				NOI
Same-Store JV Results at UDR's Pro-rata Ownership Interest				3.6%

Participating Loan Investment						Income from Participating
		Interest	Years to			Loan Investment		Upside
	UDR's Investment	Rate	Maturity			2Q 2015	YTD 2015	Participation
Steele Creek (10)	$85,208	6.5%	2.1			$1,352	$2,506	50%

Preferred Equity Investment						Income from Preferred
	UDR's Equity	Preferred				Equity Investment (12)
	Investment (11)	Return				2Q 2015	YTD 2015
West Coast Development JV (10)	$133,627	6.5%				$952	$952

(1) See Attachment 16 for definitions and other terms.
(2) Represents NOI at 100 percent for the period ended June 30, 2015.
(3) Includes Fiori on Vitruvian Park® of which UDR owns 50.0% and 13th & Market of which UDR owns 51.0%.
(4) Includes 399 Fremont of which UDR owns 51.0%, Residences at 2801 Kelvin of which UDR owns 50.1%, 3033 Wilshire of which UDR owns 50.0% and Domain Mountain View of which UDR owns 50.1%.
(5) See summary of unconsolidated land parcels on Attachment 11.
(6) Joint ventures and partnerships represented at 100 percent.
(7) Includes deferred fees, which are netted in "Investments in and advances to unconsolidated joint ventures, net" on Attachment 3.
(8) Excludes non-stabilized developments.
(9) Includes homes completed for the period ended June 30, 2015.
(10) See Attachment 9(B) for additional details of our participating loan and preferred equity investments.
(11) UDR's equity investment of $133.6 million is inclusive of outside basis and our preferred return, which differs from our upfront investment cost of $129.6 million in Attachment 9(B).
(12) Excludes $1.5 million of acquisition-related costs related to UDR's share of the West Coast Development joint venture's transaction expenses.

Attachment 13

UDR, Inc.
Acquisitions and Dispositions Summary
June 30, 2015
(Dollars in Thousands)
(Unaudited)

				Post
			Prior	Transaction
			Ownership	Ownership				# of	Price per
Date of Purchase	Community	Location	Interest	Interest	Price (1)	Debt (1)		Homes	Home

Acquisitions - Wholly-Owned

Feb-15	1745 Shea Center I (2)	Highlands Ranch, CO	0%	100%	$24,059	$24,059		—	$—
					$24,059	$24,059		—	$—

Acquisitions - Wholly-Owned Land

None

Acquisitions - Joint Ventures

May-15	West Coast Development JV	Various	0%	48%	$559,335	$277,476	(3)	1,533	$365
					$559,335	$277,476		1,533	$365

Acquisitions - Joint Ventures - Land

None

				Post
			Prior	Transaction
			Ownership	Ownership				# of	Price per
Date of Sale	Community	Location	Interest	Interest	Price (1)	Debt (1)		Homes	Home

Dispositions - Wholly-Owned

May-15	Bay Meadows	Clearwater, FL	100%	0%	$34,150	$—		276	$124
Jun-15	The Canopy Apartment Villas	Orlando, FL	100%	0%	30,540	—		296	103
Jun-15	Andover Park	Beaverton, OR	100%	0%	45,250	16,818		240	189
					$109,940	$16,818		812	$135

Dispositions - Joint Ventures

Jan-15	Texas JV - 8 operating communities	Various	20%	0%	$400,300	$219,588		3,359	$119
					$400,300	$219,588		3,359	$119

Dispositions - Wholly-Owned Land

None

Dispositions - Joint Ventures Land

None

(1) Price represents 100% of the value of assets. Debt represents 100% of the asset's indebtedness.
(2) Includes approximately 120,000 square feet of office space, which is 37% occupied by UDR's corporate headquarters.
(3) Debt represents maximum debt of the joint venture at 100% upon completion of construction. See Attachment 9(B) for additional details.

Attachment 14

UDR, Inc.
Capital Expenditure and Repair and Maintenance Summary (1)
June 30, 2015
(Dollars in Thousands)
(Unaudited)

		Three Months		Six Months
	Weighted Avg.	Ended	Cost	Ended	Cost
Category (Capitalized)	Useful Life (yrs) (2)	June 30, 2015	per Home	June 30, 2015	per Home
Capital Expenditures for Consolidated Homes (3)
Average number of homes (4)		38,980		39,163
Recurring Cap Ex
Asset preservation
Building interiors	5 - 20	$3,683	$94	$6,407	$164
Building exteriors	5 - 20	2,543	65	4,319	110
Landscaping and grounds	10	1,031	26	1,546	39
Total asset preservation		7,257	185	12,272	313
Turnover related	5	2,854	73	5,082	130
Total Recurring Cap Ex		10,111	258	17,354	443
Revenue Enhancing Cap Ex (5)
Kitchen & Bath		3,018	77	4,745	121
Revenue Enhancing		7,983	205	12,562	321
Total Revenue Enhancing Cap Ex	5 - 20	11,001	282	17,307	442

Total Recurring and Revenue Enhancing Cap Ex		$21,112	$540	$34,661	$885

One-Time Infrastructure Cap Ex	5 - 35	$1,236	$—	$1,791	$—

		Three Months		Six Months
		Ended	Cost	Ended	Cost
Category (Expensed)		June 30, 2015	per Home	June 30, 2015	per Home
Repair and Maintenance for Consolidated Homes
Average number of homes (4)		38,980		39,163
Contract services		$4,470	$115	$8,649	$221
Turnover related expenses		942	24	1,845	47
Other Repair and Maintenance
Building interiors		1,668	43	3,067	78
Building exteriors		339	9	698	18
Landscaping and grounds		188	5	659	17
Total		$7,607	$196	$14,918	$381

(1) See Attachment 16 for definitions and other terms.
(2) Weighted average useful life of capitalized expenses for the six months ended June 30, 2015.
(3) Excludes redevelopment capital.
(4) Average number of homes is calculated based on the number of homes outstanding at the end of each month.
(5) Revenue enhancing capital expenditures were incurred at specific apartment communities in conjunction with UDR's overall capital expenditure plan.

Attachment 15

UDR, Inc.
Full-Year 2015 Guidance (1)
June 30, 2015
(Unaudited)

FFO and AFFO per Share Guidance
	3Q 2015	Full Year 2015
FFO per common share and unit, diluted	$0.39 to $0.41	$1.64 to $1.68
FFO As Adjusted per common share and unit, diluted	$0.39 to $0.41	$1.63 to $1.67
Adjusted Funds from Operations ("AFFO") per common share and unit, diluted	$0.34 to $0.36	$1.46 to $1.50
Annualized dividend per share		$1.11

Same-Store Guidance		Full Year 2015
Revenue growth		5.00% to 5.50%
Expense growth		2.50% to 3.00%
NOI growth		5.75% to 6.75%
Physical occupancy		96.5%
Same-Store homes		35,250

Sources of Funds ($ in millions)		Full Year 2015
Sales Proceeds and Debt and Equity Issuances		$750 to $900
Construction Loan Proceeds		$120 to $140

Uses of Funds ($ in millions)		Full Year 2015
Debt maturities (weighted average interest rate of 5.5%)		$516
Development and redevelopment spending		$325 to $375
Acquisitions		$160 to $250

Other Additions/(Deductions) ($ in millions except per home amounts)		Full Year 2015
Interest		($120) to ($125)
General and administrative, gross (2)		($54) to ($56)
Tax benefit for TRS		$3 to $5
Total joint venture FFO, Including fee income		$57 to $61
Non-recurring items:
Disposition-related FFO		$10
Acquisition-related costs		$1.5 to $2
Long-term incentive plan transition costs		$3 to $4
Average stabilized homes		40,000
Recurring capital expenditures per home		$1,150
Revenue enhancing capital expenditures		$15 to $20
Kitchen & Bath capital expenditures		$5 to $10
One-time infrastructure capital expenditures		$5 to $7

(1) See Attachment 16 for definitions and other terms.
(2) Includes an estimated $15 million to $16 million of long-term incentive plan compensation expense, including $3.5 million related to program transition expense.

Attachment 16(A)

UDR, Inc.
Definitions and Reconciliations
June 30, 2015
(Unaudited)

Acquired Communities: The Company defines Acquired Communities as those communities acquired by the Company, other than development and redevelopment activity, that did not achieve stabilization as of the most recent quarter.

Adjusted Funds From Operations ("AFFO") attributable to common stockholders and unitholders:  The Company defines AFFO as FFO as Adjusted attributable to common stockholders and unitholders less recurring capital expenditures that are necessary to help preserve the value of and maintain functionality at our communities.

Management considers AFFO a useful supplemental performance metric for investors as it is more indicative of the Company's operational performance than FFO or FFO as Adjusted. AFFO is not intended to represent cash flow or liquidity for the period, and is only intended to provide an additional measure of our operating performance. The Company believes that net income attributable to UDR, Inc. is the most directly comparable GAAP financial measure to AFFO. Management believes that AFFO is a widely recognized measure of the operations of REITs, and presenting AFFO will enable investors to assess our performance in comparison to other REITs. However, other REITs may use different methodologies for calculating AFFO and, accordingly, our AFFO may not always be comparable to AFFO calculated by other REITs. AFFO should not be considered as an alternative to net income (determined in accordance with GAAP) as an indication of financial performance, or as an alternative to cash flows from operating activities (determined in accordance with GAAP) as a measure of our liquidity, nor is it indicative of funds available to fund our cash needs, including our ability to make distributions. A reconciliation from net income attributable to UDR, Inc. to AFFO is provided on Attachment 2.

Development Communities:  The Company defines Development Communities as those communities recently developed or under development by the Company, that are currently majority owned by the Company and have not achieved stabilization as of the most recent quarter.

Discontinued Operations:  Effective January 1, 2014, UDR prospectively adopted Accounting Standards Update (“ASU”) No. 2014-08, Reporting Discontinued Operations and Disclosures of Disposals of Components of an Entity, for all communities not previously sold or classified as held for sale. ASU 2014-08 incorporates into the definition of a discontinued operation a requirement that a disposition represent a strategic shift in an entity’s operations, which resulted in UDR no longer classifying the sale of communities as a discontinued operation. Communities that meet the criteria to be classified as held for disposition subsequent to the adoption of ASU 2014-08 are presented as held for disposition in the Consolidated Balance Sheet for the current period, but do not meet the criteria to be classified as discontinued operations in accordance with ASU 2014-08.

Prior to the prospective adoption of ASU 2014-08, FASB ASC Subtopic 205.20, required, among other things, that the primary assets and liabilities and the results of operations of UDR’s real properties that have been sold or are held for disposition, be classified as discontinued operations and segregated in UDR’s Consolidated Statements of Operations and Consolidated Balance Sheets. Consequently, the primary assets and liabilities and the net operating results of those properties sold or classified as held for disposition prior to January 1, 2014 are accounted for as discontinued operations for all periods presented.  This presentation does not have an impact on net income available to common stockholders, it only results in the reclassification of the operating results within the Consolidated Statements of Operations for the period ended June 30, 2014, and the reclassification of the assets and liabilities within the Consolidated Balance Sheet as of December 31, 2014.

During the twelve months ended December 31, 2014, UDR sold one commercial property that was classified as real estate held for disposition prior to the adoption of ASU 2014-08 and is therefore presented as a discontinued operation. The results of operations for these properties are classified on the Consolidated Statements of Operations on Attachment 1 of the Company's quarterly supplemental disclosure in the line item entitled “Income from discontinued operations, net of tax”.

In thousands	2Q 2015	2Q 2014	YTD 2015	YTD 2014
Rental income	$—	$78	$—	$126
Rental expenses	—	89	—	214
Property management	—	2	—	3
Real estate depreciation	—	—	—	—
Other operating expenses	—	9	—	18
Non-property (income)/expense	—	—	—	—
Total expenses	—	100	—	235
Income before net impairment of real estate held for disposition and net gain on the sale of depreciable property	—	(22)	—	(109)
Net gain on the sale of depreciable property, net of tax	—	—	—	—
Income tax benefit/(expense)	—	40	—	40
Income/(loss) from discontinued operations, net of tax	$—	$18	$—	$(69)

Effective New Lease Rate Growth:  The Company defines effective new lease rate growth as the increase in gross potential rent realized less all concessions for the new lease term (current effective rent) versus prior resident effective rent for the prior lease term on all new leases commenced during the current quarter.

Management considers effective new lease rate growth a useful metric for investors as it assesses market-level new demand trends.

Effective Renewal Lease Rate Growth:  The Company defines effective renewal lease rate growth as the increase in gross potential rent realized less all concessions for the new lease term (current effective rent) versus prior effective rent for the prior lease term on all renewed leases commenced during the current quarter.

Management considers effective renewal lease rate growth a useful metric for investors as it assesses market-level, in-place demand trends.

Estimated Quarter of Completion:  The Company defines estimated quarter of completion of a development or redevelopment project as the date on which construction is expected to be completed, but does not represent the date of stabilization.

Fixed Charge Coverage Ratio:  The Company defines Fixed Charge Coverage Ratio as net income, excluding the impact of interest expense, real estate depreciation and amortization of wholly owned and other joint venture communities, other depreciation and amortization, noncontrolling interests, net gain on the sale of depreciable property, TRS income tax, divided by total interest plus preferred dividends.

Management considers fixed charge coverage a useful metric for investors as it provides ratings agencies, investors and lending partners with a widely-used measure of the Company’s ability to service its debt obligations as well as compare leverage against that of its peer REITs. A reconciliation of the components that comprise fixed charge coverage is provided on Attachment 4(C) of the Company's quarterly supplemental disclosure.

Funds From Operations as Adjusted attributable to common stockholders and unitholders:  The Company defines FFO attributable to common stockholders and unitholders as Adjusted as FFO excluding the impact of acquisition-related costs and other non-comparable items including, but not limited to, prepayment costs/benefits associated with early debt retirement, gains on sales of marketable securities and TRS property, deferred tax valuation allowance increases and decreases, casualty-related expenses and recoveries, severance costs and legal costs.

Management believes that FFO as Adjusted is useful supplemental information regarding our operating performance as it provides a consistent comparison of our operating performance across time periods and allows investors to more easily compare our operating results with other REITs. FFO as Adjusted is not intended to represent cash flow or liquidity for the period, and is only intended to provide an additional measure of our operating performance. The Company believes that net income attributable to UDR, Inc. is the most directly comparable GAAP financial measure to FFO as Adjusted. However, other REITs may use different methodologies for calculating FFO as Adjusted or similar FFO measures and, accordingly, our FFO as Adjusted may not always be comparable to FFO as Adjusted or similar FFO measures calculated by other REITs. FFO as Adjusted should not be considered as an alternative to net income (determined in accordance with GAAP) as an indication of financial performance, or as an alternative to cash flows from operating activities (determined in accordance with GAAP) as a measure of our liquidity. A reconciliation from net income attributable to UDR, Inc. to FFO as Adjusted is provided on Attachment 2.

Attachment 16(B)

UDR, Inc.
Definitions and Reconciliations
June 30, 2015
(Unaudited)

Funds From Operations ("FFO") attributable to common stockholders and unitholders:  The Company defines FFO as net income attributable to common stockholders and unitholders, excluding impairment write-downs of depreciable real estate or of investments in non-consolidated investees that are driven by measurable decreases in the fair value of depreciable real estate held by the investee, gains (or losses) from sales of depreciable property, plus real estate depreciation and amortization, and after adjustments for noncontrolling interests, unconsolidated partnerships and joint ventures. This definition conforms with the National Association of Real Estate Investment Trust's definition issued in April 2002. In the computation of diluted FFO, unvested restricted stock, stock options, and the shares of Series E Cumulative Convertible Preferred Stock are dilutive; therefore, they are included in the diluted share count.

Activities of our taxable REIT subsidiary (TRS), include development and land entitlement. From time to time, we develop and subsequently sell a TRS property which results in a short-term use of funds that produces a profit that differs from the traditional long-term investment in real estate for REITs. We believe that the inclusion of these TRS gains in FFO is consistent with the standards established by NAREIT as the short-term investment is incidental to our main business. TRS gains on sales, net of taxes, are defined as net sales proceeds less a tax provision and the gross investment basis of the asset before accumulated depreciation.

Management considers FFO a useful metric for investors as the Company uses FFO in evaluating property acquisitions and its operating performance and believes that FFO should be considered along with, but not as an alternative to, net income and cash flow as a measure of the Company's activities in accordance with GAAP. FFO does not represent cash generated from operating activities in accordance with GAAP and is not necessarily indicative of funds available to fund our cash needs. A reconciliation from net income attributable to UDR, Inc. to FFO is provided on Attachment 2.

Held For Disposition Communities: The Company defines Held for Disposition Communities as those communities that were held for sale as of the end of the most recent quarter.

Interest Coverage Ratio:  The Company defines Interest Coverage Ratio as net income, excluding the impact of interest expense, real estate depreciation and amortization of wholly owned and joint venture communities, other depreciation and amortization, noncontrolling interests, net gain on the sale of depreciable property, TRS income tax, divided by total interest.

Management considers interest coverage ratio a useful metric for investors as it provides ratings agencies, investors and lending partners with a widely-used measure of the Company’s ability to service its debt obligations as well as compare leverage against that of its peer REITs. A reconciliation of the components that comprise interest coverage ratio is provided on Attachment 4(C) of the Company's quarterly supplemental disclosure.

Joint Venture Reconciliation at UDR's Weighted Average Pro-Rata Ownership Interest

In thousands		2Q 2015	YTD 2015
Income/(loss) from unconsolidated entities		$(573)	$58,586
Management fee		1,003	1,984
Interest expense		7,841	15,625
Depreciation		10,017	19,867
General and administrative		351	533
Other income/expense		(922)	(1,851)
Gain on sale		—	(59,073)
Total Joint Venture NOI at UDR's Pro-Rata Ownership Interest		$17,717	$35,671

JV Return on Equity ("ROE"):  The Company defines JV ROE as the pro rata share of property NOI plus property and asset management fee revenue less interest expense, divided by the average of beginning and ending equity capital for the quarter.

Management considers ROE a useful metric for investors as it provides a widely used measure of how well the Company is investing its capital on a leveraged basis.

JV Return on Invested Capital ("ROIC"):  The Company defines JV ROIC as the pro rata share of property NOI plus property and asset management fee revenue divided by the average of beginning and ending invested capital for the quarter.

Management considers ROIC a useful metric for investors as it provides a widely used measure of how well the Company is investing its capital on an unleveraged basis.

Net Debt to EBITDA:  The Company defines net debt to EBITDA as total debt net of cash and cash equivalents divided by EBITDA. EBITDA is defined as net income, excluding the impact of interest expense, real estate depreciation and amortization of wholly owned and other joint venture communities, other depreciation and amortization, noncontrolling interests, net gain on the sale of depreciable property, and TRS income tax.

Management considers net debt to EBITDA a useful metric for investors as it provides ratings agencies, investors and lending partners with a widely-used measure of the Company’s ability to service its debt obligations as well as compare leverage against that of its peer REITs. A reconciliation between net income and EBITDA is provided on Attachment 4(C) of the Company's quarterly supplemental disclosure.

Net Operating Income (“NOI”):  The Company defines NOI as rental income less direct property rental expenses. Rental income represents gross market rent less adjustments for concessions, vacancy loss and bad debt. Rental expenses include real estate taxes, insurance, personnel, utilities, repairs and maintenance, administrative and marketing. Excluded from NOI is property management expense which is calculated as 2.75% of property revenue to cover the regional supervision and accounting costs related to consolidated property operations, and land rent.

Management considers NOI a useful metric for investors as it is a more meaningful representation of a community’s continuing operating performance than net income as it is prior to corporate-level expense allocations, general and administrative costs, capital structure and depreciation and amortization and is a widely used input, along with capitalization rates, in the determination of real estate valuations. A reconciliation from net income attributable to UDR, Inc. to NOI is provided below.

In thousands	2Q 2015	1Q 2015	4Q 2014	3Q 2014	2Q 2014
Net income/(loss) attributable to UDR, Inc.	$86,855	$73,822	$65,417	$40,549	$30,007
Property management	5,851	5,694	5,668	5,598	5,527
Other operating expenses	1,769	1,766	2,174	2,009	2,162
Real estate depreciation and amortization	90,344	88,777	91,406	89,339	88,876
Interest expense	29,673	28,800	32,792	33,087	31,691
Casualty-related (recoveries)/charges, net	843	996	41	—	—
General and administrative	13,721	12,152	11,722	11,554	12,530
Tax provision/(benefit), net (includes valuation adjustment)	(1,404)	(425)	(7,087)	(2,492)	(2,190)
Income/(loss) from unconsolidated entities	573	(59,159)	2,074	939	428
Interest and other income, net	(382)	(360)	44	(9,061)	(1,426)
Joint venture management and other fees	(3,098)	(12,706)	(3,445)	(3,165)	(2,747)
Other depreciation and amortization	1,700	1,623	2,117	1,385	1,193
(Income)/loss from discontinued operations, net of tax	—	—	—	(79)	(18)
(Gain)/loss on sale of real estate owned, net of tax	(79,042)	—	(61,267)	(31,302)	(26,709)
Net income/(loss) attributable to noncontrolling interests	3,029	2,595	2,335	1,443	1,079
Total consolidated NOI	$150,432	$143,575	$143,991	$139,804	$140,403

Attachment 16(C)

UDR, Inc.
Definitions and Reconciliations
June 30, 2015
(Unaudited)

Non-Mature: The Company defines Non-Mature Communities as those communities that have not met the criteria to be included in Same-Store Communities.

Non-Residential / Other:  The Company defines Non-Residential / Other as non-apartment components of mixed-use properties, land held, properties being prepared for redevelopment and properties where a material change in home count has occurred.

Physical Occupancy: The Company defines physical occupancy as the number of occupied homes divided by the total homes available at a community.

QTD Same-Store ("SS") Communities:  The Company defines QTD SS Communities as those communities stabilized for five full consecutive quarters. These communities were owned and had stabilized occupancy and operating expenses as of the beginning of the quarter in the prior year, there is no plan to conduct substantial redevelopment activities, and the community is not held for disposition within the current year.

Recurring Capital Expenditures: The Company defines recurring capital expenditures as expenditures that are necessary to help preserve the value of and maintain functionality at its communities.

Redevelopment Communities: The Company generally defines Redevelopment Communities as those communities where substantial redevelopment is in progress that is expected to have a material impact on the community's operations, including occupancy levels and future rental rates.

Redevelopment Projected Weighted Average Return on Incremental Capital Invested:  The projected weighted average return on incremental capital invested for redevelopment projects is NOI as set forth in the Stabilization Period for Redevelopment Yield definition, less Recurring Capital Expenditures, minus the project’s annualized operating NOI prior to commencing the redevelopment, less Recurring Capital Expenditures, divided by total cost of the project.

Return on Equity ("ROE"): The Company defines ROE as a referenced quarter's NOI less interest expense, annualized, divided by the average of beginning and ending equity capital for the quarter.

Management considers ROE a useful metric for investors as it provides a widely used measure of how well the Company is investing its capital on a leveraged basis.

Return on Invested Capital ("ROIC"): The Company defines ROIC as a referenced quarter's NOI, annualized, divided by the average of beginning and ending invested capital for the quarter.

Management considers ROIC a useful metric for investors as it provides a widely used measure of how well the Company is investing its capital on an unleveraged basis.

Revenue Enhancing Capital Expenditures: The Company defines revenue-enhancing capital expenditures as expenditures that result in increased income generation over time.

Management considers revenue enhancing capital expenditures a useful metric for investors as it quantifies the amount of capital expenditures that are expected to grow, not just maintain, revenues.

Sold Communities:  The Company defines Sold Communities as those communities that previously met the criteria for discontinued operations and were disposed of prior to the end of the most recent quarter.

Stabilization for Same Store Classification: The Company generally defines stabilization as when a community’s occupancy reaches 90% or above for at least three consecutive months.

Stabilized, Non-Mature Communities: The Company defines Stabilized, Non-Mature Communities as those communities that are stabilized but not yet in the Company's Same-Store portfolio.

Stabilization Period for Development Yield: The Company defines the stabilization period for development property yield as the forward twelve month NOI, excluding any remaining lease-up concessions outstanding, commencing one year following the delivery of the final home of the project.

Stabilization Period for Redevelopment Yield: The Company defines the stabilization period for a redevelopment property yield for purposes of computing the Projected Weighted Average Return on Incremental Capital Invested, as the forward twelve month NOI, excluding any remaining lease-up concessions outstanding, commencing one year following the delivery of the final home of a project.

Stabilized Yield on Developments:  Expected stabilized yields on development are calculated as follows, projected stabilized NOI less management fees divided by budgeted construction cost on a project-specific basis.  Projected stabilized NOI for development projects, calculated in accordance with the NOI reconciliation provided on Attachment 16(B), is set forth in the definition of Stabilization Period for Development Yield. Given the differing completion dates and years for which NOI is being projected for these communities as well as the complexities associated with estimating other expenses upon completion such as corporate overhead allocation, general and administrative costs and capital structure, a reconciliation to GAAP measures is not meaningful. Projected NOI for these projects is neither provided, nor is representative of Management’s expectations for the Company’s overall financial performance or cash flow growth and there can be no assurances that forecast NOI growth implied in the estimated construction yield of any project will be achieved.

Management considers estimated stabilized yield on development as a useful metric for investors as it helps provide context to the expected effects that development projects will have on the Company’s future performance once stabilized.

Total Revenue per Occupied Home:  The Company defines total revenue per occupied home as rental and other revenues, calculated in accordance with GAAP, divided by the product of occupancy and the number of apartment homes.

Management considers total revenue per occupied home a useful metric for investors as it serves as a proxy for portfolio quality, both geographic and physical.

TRS:  The Company's taxable REIT subsidiary ("TRS") focuses on development, land entitlement and short-term hold investments. TRS gains on sales, net of taxes, is defined as net sales proceeds less a tax provision and the gross investment basis of the asset before accumulated depreciation.

YTD Same-Store ("SS") Communities:  The Company defines YTD SS Communities as those communities stabilized for two full consecutive calendar years. These communities were owned and had stabilized occupancy and operating expenses as of the beginning of the prior year, there is no plan to conduct substantial redevelopment activities, and the community is not held for disposition within the current year.

Attachment 16(D)

UDR, Inc.
Definitions and Reconciliations
June 30, 2015
(Unaudited)

All guidance is based on current expectations of future economic conditions and the judgment of the Company's management team. The following reconciles from GAAP net income/(loss) per share for full year 2015 and third quarter of 2015 to forecasted FFO, FFO as Adjusted and AFFO per share and unit:

	Full Year 2015
	Low	High
Forecasted earnings per diluted share	$0.79	$0.83
Conversion from GAAP share count	(0.10)	(0.10)
Net (gain)/loss on the sale of depreciable property, excluding TRS	(0.50)	(0.50)
Depreciation	1.46	1.46
Noncontrolling Interests	(0.02)	(0.02)
Preferred Dividends	0.01	0.01
Forecasted FFO per diluted share and unit	$1.64	$1.68
Disposition-related FFO	(0.03)	(0.03)
Long-term incentive plan transition costs	0.01	0.01
Acquisition-related and other costs	0.01	0.01
Forecasted FFO as Adjusted per diluted share and unit	$1.63	$1.67
Recurring capital expenditures	(0.17)	(0.17)
Forecasted AFFO per diluted share and unit	$1.46	$1.50

	3Q 2015
	Low	High
Forecasted earnings per diluted share	$0.05	$0.07
Conversion from GAAP share count	(0.03)	(0.03)
Depreciation	0.37	0.37
Noncontrolling Interests	—	—
Preferred Dividends	—	—
Forecasted FFO per diluted share and unit	$0.39	$0.41
Disposition-related FFO	—	—
Long-term incentive plan transition costs	—	—
Acquisition-related and other costs	—	—
Forecasted FFO as Adjusted per diluted share and unit	$0.39	$0.41
Recurring capital expenditures	(0.05)	(0.05)
Forecasted AFFO per diluted share and unit	$0.34	$0.36

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